                                                                 Exhibit: 10.9FT

                                   AGREEMENT


         THIS AGREEMENT is made effective the 14th day of August, 1996, by and between Futech Educational Products, Inc., an Arizona corporation ("Futech") and Golden Books Family Entertainment, Inc., a Delaware corporation ("Golden").

                                R E C I T A L S:

         A. Futech and Golden entered into that certain Joint Venture and Limited Liability Company Agreement, dated August 14, 1996 (the "Joint Venture Agreement") relating to the formation of a limited liability company to be operated under the name "Golden Books Electronic Publishing Ventures, L.L.C." (hereinafter referred to as the "Joint Venture LLC").

         B. Certain other documents (collectively, with the Joint Venture Agreement, referred to hereinafter as the "JV Documents") were executed in connection with the formation of the Joint Venture LLC, namely that certain License Agreement, dated August 14, 1996, Contribution Agreement, dated August 14, 1996, and Consulting and Non-Competition Agreement, dated August 14, 1996.

         C. The parties desire to rescind and terminate the JV Documents, and restructure the transaction and structure a new transaction, upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for valuable consideration received, the parties hereto agree as follows:

                                     TERMS:

         1. RECISION AND ASSIGNMENT. The JV Documents are hereby rescinded and terminated, effective August 14, 1996. The parties to the JV Documents are hereby forever released and fully discharged from any obligations thereunder.

         Futech hereby assigns to Golden, effective the date of this Agreement, any and all rights Futech may have in connection with the shell Joint Venture LLC entity. Golden shall be responsible for any and all expenses associated with the Joint Venture LLC, whether they are expenses associated with maintaining or operating the LLC as a Golden entity or whether those expenses are associated with dissolution of the entity. Golden shall indemnify and defend and hold Futech harmless from any and all liabilities in connection with the Joint Venture LLC.

         2. LICENSE AGREEMENT. The parties shall, effective the date of this Agreement, and simultaneously with the execution of this Agreement, execute a License Agreement in the form of Exhibit "A" attached hereto and hereby made a part hereof.

         3. $2,000,000 TECHNOLOGY FEE. The $2,000,000 to be paid to Futech pursuant to Section 3.4 of the Joint Venture Agreement has been paid to Futech, and shall be the technology fee described in Section 7.1 of the License Agreement.

         4. EQUIPMENT. The equipment identified on Schedule 1.6 attached to the Joint Venture Agreement shall be available for use by Golden until demand for return thereof is made by Futech. A copy of the equipment list is attached hereto as Exhibit "B" and hereby made a part hereof. Upon said demand being made by Futech, Golden will make the equipment available to Futech at Golden's facilities, and Futech shall pay all shipping and reinstallation charges associated with moving the equipment to Futech's facilities. When demand is made by Futech for return of the equipment, the equipment will be in at least as good a condition as its condition on August 14, 1996 (normal wear and tear excepted), and any improvements or alterations to the equipment shall become part of the equipment and shall become the property of Futech upon demand by Futech for return of the equipment.

         As and when requested by Futech, after reasonable notice and during normal business hours, Futech shall be entitled to inspect the equipment at Golden's facilities, for condition and completeness, and shall be entitled to be available to supervise the loading, packaging and/or transport of the equipment. No such inspection or supervision shall in any manner reduce Golden's obligations under this Agreement with respect to the equipment.

         5. $1,000,000 NOTE. Futech acknowledges receipt of the $250,000 described in Section 5.8 of the Joint Venture Agreement, and acknowledges that there may be some losses (included some generated from attorneys' fees and costs) associated with start-up operations for products covered by the License Agreement. In consideration thereof, Futech shall execute and deliver to Golden, simultaneously with the execution of this Agreement, a Promissory Note in the form of Exhibit "C" attached hereto and hereby made a part hereof, and a UCC-1 Financing Statement in the form of Exhibit "D" attached hereto and hereby made a part hereof.

         6. PUBLIC ANNOUNCEMENTS. Except as may otherwise be required by law, the parties agree not to make any public announcement with respect to the transactions identified in this Agreement without the prior written consent of the other party. This provision shall not however restrict either party in any manner from disclosing this Agreement or the transactions identified herein in connection with any SEC requirements (including any filing made in connection with a Public Offering of Futech), or in connection with any financing requirements; provided, however, that each party hereto shall have a prior approval right regarding any such disclosure as to the description of this transaction, the use of the party's name, and the description of the party and its officers, directors and business operations.

         7. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles of such state.

         8. COUNTERPARTS. This Agreement may be executed by the parties in one or more counterparts, and any number of counterparts signed in the aggregate by the parties shall constitute a single instrument.

         9. EXPENSES. Each party shall bear its own attorneys' fees and costs associated with binding upon, and enforceable against, that party.

         16. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         17. HEADINGS. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         DATED the date first hereinabove written.

             FUTECH:                    Futech Educational Products, Inc.,
                                        an Arizona corporation


                                        By  /s/ Vincent W. Goett
                                            ------------------------------------
                                            Vincent W. Goett, CEO


             GOLDEN: Golden Books Family Entertainment, Inc., a Delaware corporation


                                        By   /s/ Philip Galanes
                                            ------------------------------------
                                            Its General Counsel
                                               ---------------------------------


List of Exhibits
License Agreement                                       "A"
Equipment List                                          "B"
$1,000,000 Promissory Note                              "C"
UCC-1 Financing Statement                               "D"

                                   EXHIBIT "A"

                                LICENSE AGREEMENT

         THIS AGREEMENT is entered into as of the 14th day of August, 1996, by and between Futech Educational Products, Inc., an Arizona corporation ("Futech"), and Golden Books Family Entertainment, Inc., a Delaware corporation ("Golden").

                                R E C I T A L S:

         A. Futech owns certain intellectual property rights.

         B. Golden desires to obtain the right to use certain of those rights in connection with the sale of certain products and/or services, subject to the terms and conditions set forth herein.

         C. Futech is willing to grant the requested rights to Golden, subject to the terms and conditions set forth herein.

            NOW THEREFORE, in consideration of the covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   T E R M S:

         1. DEFINITIONS. In addition to the various defined terms set forth in this Agreement, the following terms shall have these meanings throughout this
Agreement:

            1.1 "FUTECH TECHNOLOGY" means:

                  (a) general and specific knowledge, experience and information, not in written or printed form, used by Futech and applicable to the design, development, manufacture, assembly, servicing or sale of products; and

                  (b) documents containing technical information, engineering or production data, blueprints, drawings, plans, specifications, descriptions of assembly and manufacturing procedures, quality and inspection standards, test records and data and other written materials owned and used by Futech and applicable to the design, development, manufacturing, assembly, servicing or sale of products; and

                  (c) inventions (whether or not patentable), works of authorship, mask works, products, manufacturing methods, processes, concepts, designs, algorithms, computer hardware and software, models, prototypes, automations, designs, and related information and things;

                  (d) with respect to which Futech owns at the date of this Agreement intellectual property rights;


                                                       EXHIBIT "A", PAGE 1 OF 23

                  (e) together with any and all Improvements to the foregoing developed by Futech during the term of this Agreement.

            1.2 "IMPROVEMENT" means any improvement or enhancement of the manufacturing process or design of, and which operates similarly to, a device, apparatus, product, process or invention described in the patent applications and/or patents identified on Exhibit "A" attached hereto, in order to accomplish an equivalent or related result as said initially listed patent or application, so long as the Improvement: (i) relates to Licensed Products; and (ii) relates to at least one claim of any patent or application directed to Licensed Products already listed on Exhibit "A" attached hereto.

            Should the parties be unable to agree on whether something is an Improvement, the parties shall submit the issue to a licensed patent attorney well versed in the applicable law, and the determination of said counsel shall be deemed binding and final relative solely however to the issue of what is an Improvement. Such counsel shall be appointed by agreement between the parties, or failing such appointment within twenty (20) days after demand is made therefor by either party, then either party may by written notice to the other party appoint one such counsel, and the other party may within fifteen (15) days after receipt of written notice of such appointment, appoint one such counsel, by giving written notice thereof to the other party. If either party fails to so appoint counsel, then the determination made by counsel appointed by the other party shall be binding upon the parties. If two counsel are so appointed, they shall promptly attempt to agree upon a third such counsel. If they cannot agree within fifteen (15) days after appointment of the second counsel, then either party may propose that the third counsel be appointed by a then presiding officer of the American Arbitration Association office located in or nearest to Wilmington, Delaware, and the third counsel shall thus be chosen. Said third counsel alone shall determine the issue of what is an Improvement. If any counsel resigns or becomes unavailable, replacement counsel shall be appointed in the same manner as the counsel who has become unavailable. All counsel selected shall be licensed patent attorneys well versed in the applicable law.

            The parties shall make available to the single counsel appointed to determine the issue all information available to the parties relating to the issue to be determined. If any of said information is argued to be confidential, it shall be delivered to such counsel on a confidential basis for his/her eyes only, to be used solely in deciding the issue of what is an Improvement. Once counsel is appointed to determine an Improvement issue, that counsel shall decide all issues regarding what is an Improvement arising within two years after the date of such appointment. All counsel appointed under this provision shall be protected from liability for acting in the appointed role to the same extent as a judge of civil court in Delaware would be protected in connection with judicial determinations made by the judge.

            1.3 "CONFIDENTIAL INFORMATION" means any and all Futech Technology, information and/or data which is not readily ascertainable by proper means and which derives economic value, actual or potential, from not being generally known, and which has been the subject of efforts that are reasonable under the circumstances to maintain its secrecy. All information relating to the products or operations of Futech, which is provided to Golden, or to which Golden otherwise obtains access, pursuant to, or as a result of, this Agreement shall be considered Futech Confidential Information; Except such information which Golden can clearly show: (a) at the time


                                        2              EXHIBIT "A", PAGE 2 OF 23
of this Agreement is publicly and openly known; (b) after the date of this Agreement becomes publicly and openly known through no fault of Golden; (c) comes into Golden's possession and lawfully obtained by Golden from a source other than from Futech or a source deriving from Futech, and not subject to any obligation of confidentiality or restrictions on use; or (d) is approved for release by written authorization of Futech.

            1.4 "FUTECH INTELLECTUAL PROPERTY" means: (i) any and all United States and foreign patent, copyrights, trade secret and mask work rights held by Futech as of the date of this Agreement, including but not limited to the patents and patent applications, and copyright registrations identified on Exhibit "A" attached hereto; and (ii) any and all United States and foreign patent, copyrights, trade secret and mask work rights which Futech acquires during the term of this Agreement. For purposes of clarity, trademark rights shall be separately defined and treated.

            1.5 "FUTECH MARKS" means any and all United States and foreign trademark, service mark and trade name rights held by Futech as of the date of this Agreement, including but not limited to, the trademarks, service marks, and trade names identified on Exhibit "A" attached hereto, together with any and all United States and foreign trademark, service mark and trade name rights which Futech acquires during the term of this Agreement.

            1.6 "LICENSED PRODUCTS" means products manufactured and/or sold by Golden, incorporating, embodying or comprising the Futech Technology as allowed by the licenses contained in this Agreement.

            1.7 "SUBSIDIARY" means a corporation, company, partnership, or other entity more than fifty percent (50%) of whose outstanding stock or interest entitled to vote for the election of directors or similar management control (other than preferred or other stock entitled to vote only upon failure of the entity to pay dividends) is now or hereafter during the term of this Agreement owned or controlled, directly or indirectly by Futech or Golden, as the case may be in the specific provisions using the defined term "Subsidiary," provided that any such entity which would be a Subsidiary by reason of the foregoing shall be considered a Subsidiary only so long as such ownership or control exists.

            1.8 "PRESS THE PAGE BOOK FORMAT" means books utilizing multiple printed tactile points which are embedded inside the two ply lamination of each page. The inside front and back covers of the book do not contain any embedded tactile points. Finger tip pressure applied directly to the individual page tactile points energizes a sound module control center attached to the back cover of the book. "Quad Fold Technology" is not included in or part of Press The Page Book Format.

            1.9 "PRESS THROUGH THE PAGE FORMAT" means:

                  (i) books using a folded panel containing printed tactile points embedded on the inside of the panel. The panel is adhered to the inside front and back cover of the book. The actual pages are single ply and do not contain any embedded tactile points. Interactive play is obtained by finger pressure through the pages to the tactile points located within the

                                        3              EXHIBIT "A", PAGE 3 OF 23
         inside front and back cover. A sound module control center is attached to the back cover of the book; and

                  (ii) game boards for children, sound pads for children, sound games for children and puzzles for children containing printed tactile points similar to those described in subparagraph (i) above.

         "Quad Fold Technology" is not included in or part of Press Through The Page Format.

            1.10 "QUAD FOLD TECHNOLOGY" is not a book format but rather a smaller version of a bi-fold board game mounted directly on a stiff back board which also contains the sound module control center assembly. The printed tactile points are embedded within the two ply lamination of the bi-fold game board. Interactive play is obtained by applying pressure directly to the tactile points within the game board.

         2. GRANT OF LICENSES.

            2.1 Golden's Right to Make and Sell. Subject to the terms and conditions of this Agreement, Futech hereby grants to Golden and Golden's Subsidiaries, for the term of this Agreement, a non-exclusive license to use the Futech Technology relating to Press The Page Book Format, the Press Through The Page Format, and the Quad Fold Technology, to make or have made for commercial sale, and to sell Press The Page Book Format books, Press Through The Page Format Licensed Products, and Quad Fold Technology Licensed Products. Neither this Agreement, nor any other agreement between the parties, grants Golden any licenses other than as are expressly provided for in this Section 2.1 and in
Section 4 below.

            2.2 Futech's Right to Make and Sell. The license appearing in
Section 2.1 above is non-exclusive because Futech and Futech's Subsidiaries shall be entitled to use the Futech Technology relating to Press The Page Book Format, the Press Through The Page Format, and the Quad Fold Technology, to make or have made for commercial sale, and to sell Press The Page Book Format books, Press Through The Page Format products, and Quad Fold Technology products. Except as expressly provided for in Section 3 below, nothing in this Agreement, or in any other agreement between the parties, restricts in any manner Futech's rights to use Futech Technology, Futech Intellectual Property, and/or Futech Marks, including but not limited to the right to use the same in connection with products competing with the Licensed Products, or in connection with any other product.

            2.3 No Duty in Golden to Work the License. Except as called for in
Section 3 below (i.e., as to third party deals Golden has elected to perform), Golden shall have no duty to manufacture or sell Licensed Products.

         3. GOLDEN'S RIGHT REGARDING THIRD PARTY LICENSES. Notwithstanding
Section 2.2 above, if Futech (or a Futech Subsidiary) desires to license to an entity which is not a Futech Subsidiary, rights to use the Futech Technology relating to Press the Page Book Format, the Press Through The Page Format as it relates to books described in Section 1.9 (i) above, or the Quad Fold Technology as it relates to the publishing of books, to make or have made for commercial

                                        4               EXHIBIT "A" PAGE 4 OF 23
sale, and/or sell Press The Page Book Format books, Press Through The Page Format books, or Quad Fold Technology books, then Golden shall have the right to elect to do the transaction offered to the third party to the exclusion of the third party, as follows:

                  (a) Futech shall give Golden written notice of the license rights Futech proposes to offer to the third party, along with an outline summary of the transaction describing the "deal points" of the proposed license arrangement, including but not limited to the name of the publisher in the third party transaction, any time requirements for bringing the products to market, and any production and/or sales quantity requirements.

                  (b) Golden shall have five (5) business days from the giving of said notice to give Futech written notice that Golden will publish books the same or comparable to the books described in the third party offer. If Golden so elects to publish the books, then Golden's obligation to publish shall be covered by the terms of this Agreement, including but not limited to the obligation to pay royalties (Net Sales from said publishing shall apply against the $40,000,000 figure in subparagraph 9(a) below) at the rate and on the terms appearing in
         Section 9 below; provided, however, that notwithstanding the other terms of this Agreement which do not require Golden to meet any timing, production, or sales performance criteria, Golden shall be obligated to meet any "time to market" and any production and/or sales quantity requirements appearing in the third party offer. The parties expressly agree that Golden shall not be required to pay an advance in connection with publishing under this subparagraph (b), even if one appears in the third party offer.

                  (c) The existence of and terms of any third party offer described above shall be kept confidential by Golden as Confidential Information subject to Section 15.1 below.

                  (d) If Golden does not elect (within the five (5) day period described in subparagraph (b) above) to publish the books described in the third party outline summary as allowed in subparagraph (b) above, then Futech may for a period of sixty (60) days (after the expiration of the five (5) day period) enter into a license arrangement with the third party identified in the outline summary of the third party transaction on the terms appearing in the outline summary provided to Golden under subparagraph (a) above.

                  (e) If Futech enters into a license arrangement with a third party under subparagraph (d) above, then Futech shall pay Golden forty percent (40%) of the difference between: (i) all amounts actually received by Futech under the license agreement, and (ii) Futech's actual direct third-party costs associated therewith, including but not limited to attorneys' fees and costs. Golden shall reimburse Futech for any amounts so received by Golden if necessary to accomplish a 40%/60% split of the net amounts received by Futech from the third party. An amount equal to twenty (20) times all amounts paid to Golden under this subparagraph shall be applied against and shall reduce the remaining balance, if any, of the $40,000,000 Royalty-free Net Sales described in subparagraph 9(a) below.


                                        5              EXHIBIT "A", PAGE 5 OF 23

                  Amounts payable to Golden under this subparagraph (e) (hereinafter "Golden's Share") will be payable on a calendar quarter basis, by the sixtieth day following the calendar quarter to which the payments relate. All amounts not so paid shall bear interest from the due date until the date of payment at the per annum rate of one (1) percentage point above the prime rate of interest published by the Wall Street Journal, as such rate may from time to time change.

                  On or before the due date of Golden's Share, and at least quarterly on a calendar quarter basis, Futech shall make written reports to Golden in form and with detail as shall reasonably be requested by Golden, certified to be accurate by an authorized agent of Futech, setting forth the detail relating to Golden's Share for the period of time to which the reports relate; provided, however, that Futech shall not be in breach of this provision for failure to provide information unavailable to Futech (for example as a result of the failure of the third party licensee to provide the information). Said reports need only be furnished if there are payments due on Golden's Share for the calendar quarter to which the reports relate. The failure or refusal of Futech to timely furnish any such report, or the payment due as shown in the report, shall be deemed a substantial and material breach of this Agreement. The receipt and acceptance by Golden of any of the reports furnished pursuant to this Agreement, or of any payments made herein (or the cashing of any checks paid hereunder) shall not preclude Golden from questioning the accuracy of any such report at any time (within the two year period described below), and in the event that any inconsistencies or mistakes are discovered in any such report or payment, they shall immediately be rectified and the appropriate payment made by Futech, together with interest on the overdue payments at the per annum rate of one (1) percentage point above the prime rate of interest published by the Wall Street Journal, as such rate may from time to time change. Royalty statements and reports shall become incontestable if not contested within two (2) years after receipt thereof by Golden.

                  Futech shall keep at its principal place of business, such books and records and other documents relating to Golden's Share during the term of this Agreement as may be necessary or proper to enable the amounts payable to Golden hereunder to be conveniently ascertained.

                  Golden shall have the right, from time to time during the term of this Agreement, and for a period of two years thereafter (with respect to any then-contestable statement), but not more than once annually, upon thirty (30) days prior written notice, during regular office hours, to cause a certified public accountant(s) on behalf of Golden to audit or otherwise review the books and records of Futech, and the following shall apply with respect thereto:

                           (i) If the audit or review discloses that Golden was
                  underpaid Golden's Share by five percent (5%) or more during the period covered by the audit, Futech shall, within ten (10) days after demand is made therefor, pay all costs relating to said audit or review and pay Golden an amount equal to two (2) times the amount of the underpayment. Golden shall further have all other rights and remedies


                                        6              EXHIBIT "A", PAGE 6 OF 23
                  against Futech available at law, in equity, or under this Agreement with respect to such underpayment.

                           (ii) If the audit or review fails to disclose an
                  underpayment to Golden of five percent (5%) or more, Golden shall pay the cost of the audit or review.

                           (iii) If the audit or review discloses that Golden
                  was underpaid by less than five percent (5%), or overpaid, in any period, Futech, or Golden, as the case may be, shall within ten (10) days after demand made therefor, pay the amount of the underpayment or overpayment.

                  Futech shall cooperate with such audit or review, and provide requested information relating to royalties and other amounts due Futech in connection with third party license agreements covered by this subparagraph (e). The auditor shall be entitled to inspect all accounts and records of Futech relating to said amounts and to take extracts therefrom or copies thereof to the extent necessary to verify the reports and payments required under the terms of this subparagraph
         (e). The duration of any audit under this provision shall not exceed thirty (30) days.

                  (f) If Golden elects to perform the third party offer, and then defaults under its obligations to perform the third party offer as described and limited in subparagraph (b) above, and said default continues for a period of thirty (30) days after written notice of the default is given to Golden, then Futech's obligation to provide Golden notice of third party license arrangements, and Golden's right to perform under those arrangements (other than arrangements for which Golden has previously elected to perform), all as set out in this
         Section 3 above, shall immediately and without further notice be terminated.

         4. LICENSE OF FUTECH MARKS. Subject to the terms and conditions of this Agreement, Futech hereby grants to Golden and Golden's Subsidiaries an non-exclusive license to use the Futech Marks in connection with, and only in connection with, the Licensed Products. Golden agrees that it will use the Futech Marks only in connection with the Licensed Products, and shall not use the Futech Marks except as permitted by and in connection with this Agreement. This license does not limit or otherwise effect in any manner Futech's rights of use or other rights regarding the Futech Marks, including but not limited to the right to use the Futech Marks in connection with products competing with the Licensed Products, or in connection with any other product.

         5. NO OWNERSHIP TRANSFER. Golden acknowledges and agrees that this Agreement grants Golden no title or right of ownership in or to the Futech Technology, the Futech Intellectual Property, the Futech Marks, or any goodwill relating thereto. Golden expressly recognizes and acknowledges that the use of the Futech Technology, the Futech Intellectual Property, and/or the Futech Marks shall not confer upon Golden any proprietary rights thereto, and that all such use by Golden shall inure to the benefit of Futech.

            Golden agrees that during the term of this Agreement, or at any time thereafter, Golden shall not dispute or contest Futech's rights to the Futech Technology, the Futech Intellectual


                                        7              EXHIBIT "A", PAGE 7 OF 23

Property, the Futech Marks, or any goodwill relating thereto, or the validity thereof or the validity of this Agreement, and shall not assist others in so doing.

         6. LICENSES NON-ASSIGNABLE.

            (a) The licenses appearing in Sections 2 and 4 above are personal and non-assignable, and include no right of sublicense. Any attempt by Golden to assign or sublicense any right under this Agreement, without prior written consent of Futech, shall be null and void.

            Notwithstanding the foregoing, Golden shall have the right to grant sublicenses of the licenses granted hereunder to and only to Golden Subsidiaries. If the relationship of a Subsidiary of Golden changes so that such entity ceases to be a "Subsidiary," the rights of the Subsidiary to the sublicenses described above shall automatically terminate as of the date such relationship changes.

            (b) Notwithstanding the foregoing, Golden and Golden's Subsidiaries may have Licensed Products, or portions thereof, made by other manufacturers for the reassembly and/or sale of same by Golden or its Subsidiaries, as long as the following conditions are met for such manufacturers:

                  (i) The designs, specifications and working drawings for the manufacture of Licensed Products, or portions thereof, must be furnished by, and originate with, Golden and/or its Subsidiaries, and/or a third party specifically hired by Golden or its Subsidiaries to design said Licensed Products; and

                  (ii) Said designs, specifications and working drawings are in such detail that no additional designing by the other manufacturer is required other than adaptation to those production processes and standards normally used by the manufacturer which change the characteristics of the Licensed Products only to a negligible extent.

         7. TECHNOLOGY TRANSFER AND ASSISTANCE.

            7.1 Technology Fee. Futech acknowledges payment by Golden of a technology transfer fee in the amount of $2,000,000 for the license of the technology rights as set out in this Agreement. The parties agree that said fee shall be earned for all purposes on January 2, 1998. Said fee is non-refundable and Futech shall have no obligation to repay said amount under any circumstances.

            7.2 Assistance - Immediate. Within a reasonable time following execution of this Agreement, Futech will make available to Golden the technical information then in its possession relating to the licenses granted in this Agreement.

            7.3 Assistance - At Futech's Facilities. Futech shall:

                  (i) Permit Golden from time to time to send a reasonable number of Golden's technical representatives or engineers to Futech's facility or other place designated by Futech, for the purpose of receiving technical training and studying technical questions

                                        8             EXHIBIT "A", PAGE 8 OF 23
         and problems relating to the manufacture, assembly, servicing and sale of Licensed Products, and

                  (ii) Make its qualified technical personnel reasonably available by telephone for the purposes referenced in subparagraph (i) above.

Futech shall use its best efforts to make its qualified technical personnel available for such training and assistance. Golden shall be solely responsible for the travel and living expenses and salaries of its employees receiving training or assistance at Futech's facilities, and Golden shall maintain, at its sole expense, appropriate insurance coverage for such employees against accident, injury or illness.

            7.4 Assistance - At Golden's Facilities. Upon Golden's reasonable request, but subject to availability, Futech will send its qualified technical personnel to Golden's facility to provide such training and assistance as reasonably required to enable Golden to manufacture, assemble, service and sell the Licensed Products. Golden shall reimburse Futech for the reasonable travel and living expenses incurred by Futech's technical personnel in rendering such assistance or training, and Futech (or Newtech Consulting, Inc.) shall maintain, at its sole expense, appropriate insurance coverage for such employees against accident, injury or illness.

         8. FURTHER RESEARCH AND DEVELOPMENT.

            (a) Futech shall have no obligation to continue product development or research and development relating to the Futech Technology.

            (b) Futech shall, during the term of this Agreement, as appropriate, promptly communicate to Golden all Improvements to the Futech Technology which relate to the licenses contained in this Agreement.

            (c) Golden will promptly notify Futech, in writing, of any Improvements of which Golden becomes aware, relating to the Futech Technology associated with the licenses contained in this Agreement.

         9. ROYALTIES.

            (a) Golden (Golden's Subsidiary may pay) agrees to pay Futech a royalty (referred to in this Agreement as the "Royalty" or "Royalties") equal to five percent (5%) of Net Sales (defined below); provided, however, that no Royalties shall be payable on the first $40,000,000 of Net Sales. Notwithstanding the foregoing, no Royalties shall be payable in connection with any Net Sales occurring prior to January 1, 1998.

            (b) The Royalties will be payable on a calendar quarter basis, by the sixtieth day following the calendar quarter to which the Royalties relate.

            (c) The term "Net Sales" as used in this Agreement means the gross invoiced sales prices for each Licensed Product sold (an item is "sold" not later than the earlier of the date shipped and the date invoiced) by or for Golden or a Subsidiary of Golden, less only normal and


                                        9             EXHIBIT "A", PAGE 9 OF 23
reasonable discounts actually given to customers, returns actually received and allowances actually made and credited; provided, however, that the deduction for discounts, returns and allowances for any calendar quarter may not exceed 9% of the gross sales for Licensed Products for the preceding calendar quarter. No additional set-offs or deductions of any kind will be allowed, without the prior written consent of Futech, which consent may be given or withheld in Futech's sole and absolute discretion. Golden shall have written verification for all discounts, returns and allowances.

            (d) All unpaid Royalties and other amounts due to Futech hereunder shall bear interest from the due date until the date of payment at the per annum rate of one (1) percentage point above the prime rate of interest published by the Wall Street Journal, as such rate may from time to time change.

            (e) If, during the term of this Agreement, Golden, or any Subsidiary of Golden, offers any product or service in exchange for less than commercially reasonable consideration, without the prior written approval of Futech, or if Golden or any Subsidiary of Golden offers any product or service in exchange for something other than cash equivalent, Futech shall nonetheless be entitled to Royalties based upon the value of the product transferred or services performed. Notwithstanding any provision of this Agreement, if any product or service is sold or otherwise disposed of at less than fifteen percent (15%) below Golden's normal established price, then "Net Sales" therefore shall be determined, and Royalties payable thereon, assuming a sales price of fifteen percent (15%) below Golden's normal established price.

            (f) All taxes, levies, charges or duties imposed in connection with Licensed Products shall be paid by Golden, and no deductions for any such amounts or any other expenses, except as may expressly be provided for in this Agreement, shall be deducted from Royalties payable hereunder, it being the intent of the parties that Royalties shall be net amounts payable to Futech, free and clear of any and all expenses of any type or nature other than as may expressly be provided for herein to the contrary.

        10. REPORTS, BOOKS AND RECORDS, SAMPLES.

            (a) On or before the due date of the Royalties described herein, and at least quarterly on a calendar quarter basis, Golden shall make written reports to Futech in form and with detail as shall reasonably be requested by Futech, certified to be accurate by an authorized agent of Golden, setting forth the Net Sales and other detail relating to the Net Sales for the period to which the Royalties relate. Said reports need only be furnished if there are Net Sales during the calendar quarter. The failure or refusal of Golden to timely furnish any such report, or the payment due as shown in the report, shall be deemed a substantial and material breach of this Agreement. The receipt and acceptance by Futech of any of the reports furnished pursuant to this Agreement, or of any payments made herein (or the cashing of any checks paid hereunder) shall not preclude Futech from questioning the accuracy of any such report at any time (within the two year period described below), and in the event that any inconsistencies or mistakes are discovered in any such report or payment, they shall immediately be rectified and the appropriate payment made by Golden, together with interest on the overdue payments at the per annum rate of one (1) percentage point above the prime rate of interest published by the Wall Street Journal, as such rate may from time to time


                                       10             EXHIBIT "A", PAGE 10 OF 23
change. Royalty statements and reports shall become incontestable if not contested within two (2) years after receipt thereof by Futech.

            (b) Golden shall keep at its principal place of business, such books and records and other documents relating to Net Sales during the term of this Agreement as may be necessary or proper to enable the amounts payable to Futech hereunder to be conveniently ascertained.

            (c) Futech shall have the right, from time to time during the term of this Agreement, and for a period of two years thereafter (with respect to any then-contestable statement), but not more than once annually, upon thirty (30) days prior written notice, during regular office hours, to cause a certified public accountant(s) on behalf of Futech to audit or otherwise review the books and records of Golden, and the following shall apply with respect thereto:

                  (i) If the audit or review discloses that Futech was underpaid its Royalties by five percent (5%) or more during the period covered by the audit, Golden shall, within ten (10) days after demand is made therefor, pay all costs relating to said audit or review and pay Futech an amount equal to two (2) times the amount of the underpayment. Futech shall further have all other rights and remedies against Golden available at law, in equity, or under this Agreement with respect to such underpayment.

                  (ii) If the audit or review fails to disclose an underpayment to Futech of five percent (5%) or more, Futech shall pay the cost of the audit or review.

                  (iii) If the audit or review discloses that Futech was underpaid by less than five percent (5%), or overpaid, in any period, Golden, or Futech, as the case may be, shall within ten (10) days after demand made therefor, pay the amount of the underpayment or overpayment.

            Golden shall cooperate with such audit or review, and provide requested information relating to sales of Futech audio book products. The auditor shall be entitled to inspect all accounts and records of Golden relating to sales of Futech audio book products and to take extracts therefrom or copies thereof to the extent necessary to verify the Royalty reports and payments required under the terms of this Agreement. The duration of any audit under this provision shall not exceed thirty (30) days.

            (d) Golden will provide Futech with one hundred (100) free samples of each product incorporating Futech Technology sold by or for Golden, within thirty (30) days after the product first becomes available for sale.

        11. PRODUCT LIABILITY; INSURANCE.

            (a) Golden agrees to indemnify and defend and save harmless Futech from every claim, demand, expense, and cost, including reasonable attorneys' fees, which may arise by reason of the use by Golden of the Futech Technology or the Futech Marks, and any injury or damage of any kind or nature to any person or property caused by or resulting from or arising out of a defect in design, workmanship, or material of any Licensed Product; provided, however, that the foregoing


                                       11            EXHIBIT "A", PAGE 11 OF 23
shall not apply to any such claim, etc. arising out of, relating to or caused by the Futech Technology and/or the Futech Intellectual Property, to and only to the extent so related or caused (this provision shall not limit Golden's indemnification for liability for products defectively manufactured by or for Golden, unless the liability results from defects inherent in the Futech Technology and the defective product was manufactured substantially in accordance with Futech instructions).

            (b) Golden shall obtain at its own expense and maintain during the term of this Agreement, and for a period of seven (7) years thereafter, general liability insurance and product liability insurance with at least coverage of $1,000,000 per occurrence and $3,000,000 in the aggregate. Golden shall also obtain at its own expense and maintain during the term of this Agreement, and for a period of seven (7) years thereafter (ten (10) years if the policy form is "claims made") publishers liability insurance which provides coverage for claims arising out of published materials, which shall include but not be limited to the allegations of defamation, copyright infringement, invasion of right of privacy, or other personal injury and breach of implied contract.

            All insurance must be provided by a recognized insurance company having a Best's Rating of no less than "A." As proof of such insurance, a fully paid certificate of insurance naming Futech as an additional insured shall be submitted to Futech's office as and when requested by Futech, within thirty (30) days after written request is made therefor. Futech shall be entitled throughout the term of this Agreement, to a copy of the prevailing policies of insurance. The policies of insurance must be non-cancelable except after thirty (30) days prior written notice to Futech.

            (c) Futech shall obtain at its own expense and maintain during the term of this Agreement, and for a period of seven (7) years thereafter, general liability insurance and product liability insurance with at least coverage of $1,000,000 per occurrence and $3,000,000 in the aggregate. Futech shall also obtain at its own expense and maintain during the term of this Agreement, and for a period of seven (7) years thereafter (ten (10) years if the policy form is "claims made") publishers liability insurance which provides coverage for claims arising out of published materials, which shall include but not be limited to the allegations of defamation, copyright infringement, invasion of right of privacy, or other personal injury and breach of implied contract.

            All insurance must be provided by a recognized insurance company having a Best's Rating of no less than "A." As proof of such insurance, a fully paid certificate of insurance naming Golden as an insured party shall be submitted to Golden's office as and when requested by Golden, within thirty (30) days after written request is made therefor. Golden shall be entitled throughout the term of this Agreement, to a copy of the prevailing policies of insurance. The policies of insurance must be non-cancelable except after thirty (30) days prior written notice to Golden.

         12. STANDARDS, QUALITY CONTROL. Golden shall maintain high standards of quality, style, appearance and service with respect to all Licensed Products made and/or sold, and all related advertising and promotional material including, without limitation, the quality of physical material utilized. All Licensed Products will be manufactured, sold, and distributed in accordance with all applicable federal, state, local, and foreign laws and regulations.


                                       12            EXHIBIT "A", PAGE 12 OF 23

        13. PATENT INFRINGEMENT.

            13.1 Infringement By a Third Party. In the event Golden becomes aware of any information indicating that a third party may be infringing (or may have infringed) any of the Futech Intellectual Property or Futech Marks with respect to the Licensed Products, Golden shall give Futech notice of such alleged infringement, identifying the country or countries in which the alleged infringing product is sold and describing the alleged infringing product in sufficient detail to enable Futech to determine whether such product infringes any of the Futech Intellectual Property or Futech Marks. Futech shall assert the Futech Intellectual Property or Futech Marks against the infringer within three months of such notice, unless (a) Golden and Futech determine not to assert such claim, or (b) Futech has received an opinion from qualified patent counsel that the allegedly infringing product does not infringe the Futech Intellectual Property or Futech Marks. All recoveries relating to losses of Golden in connection with Licensed Products, including, but not limited to, awards of damages, statutory damages, and awards of attorneys' fees, expenses and/or costs, net of all costs, including attorneys' fees and costs, incurred by Futech to obtain said recoveries, obtained by Futech in the course of any litigation arising out of any notification of Futech by Golden pursuant to this subparagraph shall be paid to Golden.

            13.2 Infringement Alleged By a Third Party. In the event that any third party alleges that any Licensed Product infringes any intellectual property rights of such third party, and such intellectual property rights reasonably relate to the Futech Technology on which the Licensed Product is based, then Futech shall investigate and defend against such allegations at Futech's expense. If the basis of the third party's infringement claim is for any other reason, then Golden shall investigate and defend Futech and Golden against such allegations at Golden's expense.

            If a Licensed Product is held to infringe the intellectual property rights of a third party and Golden is required to pay a royalty to such party for the right to continue to manufacture and sell such Licensed Product, or if settlement of any claim of rights similarly so requires (and Futech consents to the settlement in writing), (i) Futech shall be required to make such payments if the infringement is of intellectual property rights reasonably relating to the Futech Technology on which the Licensed Product is based, and (ii) Golden shall be required to make such payments if the infringement claim is for any other reason.

            Golden shall not knowingly infringe on the rights of any third party in connection the manufacturing, marketing or sale of Licensed Products.

        14. TRADEMARK USAGE; MARKING.

            (a) This subparagraph (a) shall apply until December 31, 1997.

            Any Licensed Product incorporating, embodying, or comprising Futech Technology shall display in a plainly visible manner the Futech Mark "Talking Pages" as a trademark in connection therewith on the back cover, in a manner agreed upon beforehand by the parties; provided, however, that such display is not required if precluded by any agreement after reasonable efforts are exercised to modify or waive such agreement. Golden shall mark all Licensed Products


                                       13            EXHIBIT "A", PAGE 13 OF 23
with such appropriate patent and trademark marking and other proprietary legends as reasonably requested by Futech.

            (b) This subparagraph (b) shall apply only after December 31, 1997.

            All Licensed Products incorporating, embodying, or comprising Futech Technology or Futech Marks shall display in a plainly visible manner the Futech Mark "Talking Pages," or "Talking Pages Plus," as the case may be, as a trademark in connection therewith on the back cover, in a manner agreed upon beforehand by the parties. Golden shall also mark all Licensed Products with such other appropriate patent and trademark marking and other proprietary legends as reasonably requested by Futech.

            Unless otherwise agreed in writing by Futech, all Licensed Products shall be clearly marked with type in readable size with the words "Talking Pages [or Talking Pages Plus, as the case may be], Technology Provided by Futech Educational Products, Inc.," and immediately thereafter shall appear the then-current address and phone number of Futech provided by Futech to Golden. No portion of the statement appearing within the quotation marks in the preceding sentence shall be in larger type in or any way any more prominent than any other part thereof.

        15. CONFIDENTIALITY.

            15.1 Futech's Confidential Information. Golden acknowledges that Futech's Confidential Information is unique and valuable and was developed or otherwise acquired by Futech at great expense, and that any unauthorized disclosure or use of Futech's Confidential Information may cause Futech irreparable injury loss for which damages would be an inadequate remedy. Golden agrees to hold such Confidential Information in strictest confidence, to use all efforts reasonable under the circumstances to maintain the secrecy thereof, and not to make use thereof other than in accordance with this Agreement, and not to make use of or to release or disclose Confidential Information to any third party without Futech's prior written consent.

            15.2 Golden's Confidential Information. Futech acknowledges that various information regarding the business plans and product concepts of Golden may comprise Confidential Information. Futech agrees to hold Golden's confidential information (defined consistently with Section 1.3 above) in strictest confidence, not to make use thereof other than in accordance with this Agreement, to use all efforts reasonable under the circumstances to maintain the secrecy thereof, and not to make use of or to release or disclose Golden's confidential information to any third party without Golden's prior written consent. Golden hereby acknowledges and consents to Futech's disclosure of Golden's confidential information to Futech's consultant, Newtech Consulting, Inc., an Arizona Corporation.

            15.3 Injunctive Relief. The parties acknowledge that any violation of this Section 15 shall constitute a material breach of this Agreement resulting in irreparable injury to the non-breaching party, and agree that, in addition to any and all other rights available to the nonbreaching party by law or by this Agreement, the non-breaching party shall have the right to seek to have an injunction entered against the breaching party to enjoin any further violations of this Agreement.


                                       14             EXHIBIT "A", PAGE 14 OF 23

        16. WARRANTIES. Except as otherwise set forth on Exhibit "A" attached hereto:

            16.1 Ownership of Rights. Futech is the owner of all right, title and interest in and to the currently existing Futech Intellectual Property and currently existing Futech Marks, free and clear of any and all liabilities, obligations, licenses, liens or assignments, whether written, oral or implied in fact or law, and no use by Golden of the Futech Intellectual Property as provided for in this Agreement will infringe upon or violate the rights of any third party.

            16.2 Validity of Rights. No holding, decision or judgment is pending or threatened and none has been rendered by any governmental authority which would limit, cancel or question the validity of any of the currently existing Futech Intellectual Property or currently existing Futech Marks. Futech is not aware of any information that would affect the validity of any of the currently existing Futech Intellectual Property or current existing Futech Marks.

            16.3 No Inconsistent Licenses. There are no outstanding licenses or other agreements that relate to or restrict the use of the currently existing Futech Intellectual Property or currently existing Futech Marks which are inconsistent with the licenses granted in this Agreement.

            16.4 Notices of Claims. Futech has no knowledge of and has received no notice of any adversely held patent, patent right, trademark, service mark, trade name, trade secret, copyright, franchise or other proprietary right of any other person or notice of any claim of any other person, nor has Futech made a claim against any person, relating to any of the current existing Futech Intellectual Property, current existing Futech Marks, or any process or Confidential Information of Futech, and Futech has no knowledge of any basis for any such charge or claim.

        17. INDEMNITIES.

            17.1 Mutual. The parties hereto shall each indemnify and hold the other harmless from and against any and all claims, liabilities, loss, expense (including reasonable attorneys' fees) or damages arising out of any breach of this Agreement, including without limitation any representation, warranty, covenant or agreement of such party set forth in this Agreement, provided that the indemnified party shall, with reasonable promptness, notify the indemnifying party of any such claim, demand, or suit and shall fully cooperate in the defense thereof.

            17.2 By Golden. Golden shall defend, indemnify and hold Futech, and its Subsidiaries, and associated and affiliated companies, harmless from and against any liabilities (including reasonable attorneys' fees and costs) of any kind or nature whatsoever which may be sustained or suffered by Futech: (i) in connection with the Licensed Products or the packaging, distribution, promotion, sale or exploitation of the Licensed Products, including but not limited to any actual or alleged defect in the Licensed Products, or their packaging, whether latent or patent, including failure of said Licensed Products or their packaging, distribution, promotion, sale or exploitation to meet any federal, state or local laws or standards; (ii) based upon or arising out of any actual or alleged unauthorized use by Golden or its Subsidiaries of any patent, trade secret, process, idea, method or device, or any copyright or trademark; or (iii) any other actual or alleged unauthorized action of Golden. The foregoing indemnification shall not however apply to any such liability arising out of, relating to or caused by the Futech Technology and/or the Futech Intellectual


                                       15             EXHIBIT "A", PAGE 15 OF 23

Property, to and only to the extent so related or caused (this provision shall not limit Golden's indemnification for liability for products defectively manufactured by or for Golden, unless the liability results from defects inherent in the Futech Technology and the defective product was manufactured substantially in accordance with Futech instructions).

            17.3 By Futech. Futech shall defend, indemnify and hold Golden, and its Subsidiaries harmless from and against any liabilities (including reasonable attorneys' fees and costs) of any kind or nature whatsoever which may be sustained or suffered by Golden arising out of, relating to or caused by the Futech Technology and/or the Futech Intellectual Property, to and only to the extent so related or caused (this indemnification shall not apply to liability for products defectively manufactured by or for Golden, unless the liability results from defects inherent in the Futech Technology and the defective product was manufactured substantially in accordance with Futech instructions).

            17.4 General Terms. The indemnifying party shall have the right to designate counsel to defend against such claims and suits; however, at the indemnified party's option, the indemnified party shall have the right to participate in the defense with its own counsel at its own expense. In no event shall any such claims or suits affecting the rights of a party be settled without the prior written consent of that party.

        18. TERM. This Agreement shall be effective as of August 14, 1996, and shall continue thereafter until August 13, 2001, unless sooner terminated as provided for in this Agreement. In addition to said term, Golden shall have one
(1) option (the "Option") to extend the term of this Agreement for a period of one additional five year period (to the extent this Agreement is so extended, the new term is sometimes hereinafter referred to as the "Extended Term"). The Option is granted upon the following terms and conditions:

            (a) Golden shall exercise the Option by delivering written notice to Futech of such exercise not later than May 13, 2001;

            (b) Golden shall not be in default under this Agreement on the date the Option is exercised, or on the commencement date of the Extended Term;

            (c) At the time the Option is exercised, Golden shall pay an advance and guarantee in the amount of $2,000,000, payable in cash equivalent. Royalties payable by Golden to Futech hereunder for Net Sales made during the Extended Term shall be first applied against said advance and guarantee, until the advance and guarantee is used in its entirety. In no event shall the advance and guarantee be repayable by Futech to Golden, except against future Royalties as described in the preceding sentence.

            (d) All terms and conditions of this Agreement shall remain in full force and effect, and apply to the Extended Term, including but not limited to Golden's obligation to pay Futech Royalties under Section 9 above.

        19. DEFAULT AND TERMINATION.


                                       16             EXHIBIT "A", PAGE 16 OF 23

            19.1 Termination For Default. Either party shall have the right to terminate this Agreement upon thirty (30) days' written notice to the other party, if such other party fails to comply in any material respect with any term or condition of this Agreement and such failure to comply is not corrected within the foregoing thirty (30) day notice period.

            19.2 Termination For Golden's Bankruptcy. Futech shall have the right to terminate this Agreement in the event Golden becomes bankrupt or insolvent, suffers a receiver to be appointed, or makes an assignment for the benefit of creditors.

            19.3 Golden's Rights Cease at Termination. Upon termination of this Agreement for any reason or cause, Golden's rights hereunder shall terminate immediately and Golden shall immediately cease all use of Futech Technology and Futech Marks and all marketing, distribution and sale of Licensed Products; provided, however, that Golden shall be entitled, for and only for a period of one hundred twenty (120) days, to complete, market, distribute and sell all work-in-progress inventory, and market, distribute and sell all completed inventory, existing on the date of termination (this Agreement shall continue to apply to such inventory, including Golden's obligation to pay Royalties on all such sales).

            Within thirty (30) days after the expiration or termination of this Agreement, Golden shall issue a statement executed by an authorized representative of Golden certifying the number and description of the Licensed Products in inventory or in process.

            19.4 Rights Which Survive Termination. The termination or expiration of this Agreement shall not release any party of any obligation to pay monies or perform any other obligation that became due or owing or arose out of any transaction prior to the date of said termination or expiration, including but not limited to an obligation to pay Royalties. Also, Sections 5 (ownership), 7.1 (technology fee), 9 (Royalties), 10 (records), 11 (insurance), 12.4 (customer complaints), 14.2 (approval for product markings), 15 (confidentiality), 16 (Futech's representations and warranties), 17 (indemnities), and 19.5 (return of artwork) hereof shall survive termination (for any reason) and expiration of this Agreement.

            19.5 Return to Futech of Artwork, etc. Within thirty (30) days after termination or expiration of this Agreement, Golden shall deliver to Futech any and all original artwork relating to the Futech Marks, and all technical information, materials, samples, formulas, drawings, and know-how in tangible form furnished by or for Futech.

        20. EXPORT. Regardless of any disclosure by Golden to Futech of the ultimate destination of any Licensed Product, Golden shall not knowingly use or transport any Futech Technology or Futech Mark, directly or indirectly, in a manner contrary to U.S. Export Administration Regulations.

        21. FORCE MAJEURE. If the performance of this Agreement, or any obligation under this Agreement, is prevented, restricted or interfered with by reason of fire, flood, earthquake, explosion or other casualty or accident, strikes or labor disputes, inability to procure or obtain delivery of parts, supplies or power, war or other violence, any law, order, proclamation, regulation, ordinance, demand or requirement of any governmental agency, or any other act or condition whatsoever beyond the reasonable control of the affected party, the party so affected, upon giving prompt notice


                                       17             EXHIBIT "A", PAGE 17 OF 23
to the other party, shall be excused from such performance to the extent of such prevention, restriction or interference; provided, however, that the party so affected shall take all reasonable steps to avoid or remove such cause of nonperformance and shall resume performance under this Agreement with dispatch whenever such causes are removed.

            If a party was required to meet a scheduled date of performance of an obligation during such period of nonperformance, then the date for performance shall be extended by a period equal to the period of nonperformance.

        22. ASSIGNMENT. Neither party may assign or otherwise transfer this Agreement, or any rights under it, without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that Futech and/or Golden shall be entitled to assign its rights, or any portion thereof, under this Agreement without the consent of the other party, so long as such assignment is to a Subsidiary of Futech or Golden, as applicable. Any attempted assignment in violation of this Section shall be null and void. All terms and conditions of this Agreement shall be binding upon and shall inure to the benefit of the parties to this Agreement and their respective permitted successors and assigns.

        23. CHOICE OF LAW. This Agreement is made under, and shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflicts of law.

        24. RELATIONSHIP OF THE PARTIES. The relationship between the parties hereto is that of licensor and licensee, and this Agreement is not to be construed as creating a partnership, joint venture, master-servant, principal-agent, or other relationship for any purpose whatsoever. Except as may be expressly provided herein, neither party may be held for the acts of omission or commission of the other party, and neither party is authorized to or has the power to obligate or bind the other party by contract, agreement, warranty, representation or otherwise in any manner whatsoever.

        25. GENERAL.

            25.1 Entire Agreement. Except as otherwise set forth in this Agreement or in that certain "Agreement" dated the same date as this Agreement and entered into by Futech and Golden, this Agreement (including the Exhibits attached hereto) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings, proposals, representations, negotiations and communications, oral or written, if any, with respect thereto. No variation from these provisions shall be binding unless in writing and signed by both parties. There are no oral promises, conditions, representations, understandings, interpretations, or terms of any kind as conditions or inducements to the execution hereof, or in affect between the parties, except as may otherwise be expressly provided herein or in the Agreement referred to in the first sentence of this Section 25.1.

            The parties do not intend to confer any benefit hereunder to any person, firm, or corporation other than the parties hereto. No representation, warranty, or agreement herein may be relied upon by any person not a party to this Agreement.


                                       18             EXHIBIT "A", PAGE 18 OF 23

            The parties agree that this Agreement relates only to the technology and products specifically identified herein, and does not apply to or create any obligations of Futech, or rights of Golden, with respect to any other technology or products.

            25.2 Sales Tax. Golden shall be responsible for, and shall pay, all sales, value added and similar taxes, if any, which may be imposed on any sales of the Licensed Products, as well as any other tax based upon Golden's use, sale, or possession of the Futech Technology, Futech Marks, and the Licensed Products.

            25.3 Partial Validity. In the event any provision of this Agreement or the application of any provision shall be held by a tribunal of competent jurisdiction to be contrary to law, then the remaining provisions of this Agreement shall be unimpaired, and the illegal, invalid or unenforceable provision shall be replaced by a provision, which, being legal, valid and enforceable, comes closest to the intent of the parties underlying the illegal, invalid or unenforceable provision.

            25.4 Notices. All notices required or permitted under this Agreement shall be in writing and shall be deemed to have been given upon personal delivery or upon deposit in the U.S. mail, first-class, postage prepaid. The addresses of the parties (until written notice of change shall have been given) shall be as follows:

                 Futech:     Futech Educational Products, Inc.
                             2999 North 44th Street, Suite 225
                             Phoenix, Arizona 85018
                             Attn: Vincent Goett, CEO


                 Golden: Golden Books Family Entertainment, Inc. 888 Seventh Avenue
                             New York, New York 10106-4100
                             Attn: Philip Galanes

            25.5 No Waiver. None of the provisions hereof shall be deemed to be waived or modified, nor shall they be renewed, extended, altered, changed or modified in any respect, except by an express agreement in writing duly executed by the party against whom enforcement of such waiver, modification, etc. is sought. The failure of either party hereto to object to the failure on the part of the other party to perform any of the terms, provisions or conditions hereof, or to exercise any option herein given, or to require performance on the part of the other party of any term, provision or condition hereof, or any delay in doing so, or any custom or practice of the parties at variance therewith, shall not constitute a waiver or modification of this Agreement or any provision hereof, or of any subsequent breach or default of the same or a different nature, nor affect the validity of any part hereof, nor the right of either party thereafter to enforce the same, nor constitute a novation.



                                       19             EXHIBIT "A", PAGE 19 OF 23

            25.6. Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

            25.7. Counterparts. This Agreement may be executed by the parties in one or more counterparts, and any number of counterparts signed in the aggregate by the parties shall constitute a single instrument.

            25.8 Other. All rights and remedies conferred under this Agreement or by any other instrument or by law shall be cumulative, and may be exercised singularly or concurrently.

DATED as of the date first hereinabove written.

FUTECH: Futech Educational Products, Inc., an Arizona corporation

                                   By___________________________________________
                                     Vincent W. Goett, CEO

GOLDEN:                             Golden Books Family Entertainment, Inc., a
                                    Delaware corporation
                                   By___________________________________________
                                     Its________________________________________

List of Exhibits
Existing Futech Intellectual Property and Existing Futech Marks              "A"



                                       20             EXHIBIT "A", PAGE 20 OF 23

                                  EXHIBIT "A"

                                Existing Patents


Patent Number       Serial Number            Country             Filing Date         Grant Date

       57656            78210811                Taiwan            August 21, 1989    September 1, 1990
   5,167,508           07/685,278                USA              April 15, 1991      December 1, 1992
     664,701            17841/92              Australia           April 14, 1992       March 19, 1996
                       2,108,554                Canada            April 14, 1992
                     EP 92911059.1               EPO              April 14, 1992
                        4-510057                Japan             April 14, 1992
                         18887               South Korea          April 14, 1992
                                         (Republic of Korea)      April 14, 1992
      178299             925737                 Mexico            April 14, 1992        June 7, 1995
                     PCT/US92/03056              PCT              April 14, 1992
                    Not yet received      Russian Federation      April 14, 1992
                      92 1 11051.0              China             April 14, 1992
                       886/Del/92               India             April 14, 1992
   5,417,575           08/137,063                USA              April 14, 1992        May 23, 1995
                    Not yet assigned          Kazakhstan         Not yet confirmed
   5,484,292           07/980,649                USA             November 24, 1992    January 16, 1996
                     PCT/US93/10705              PCT             November 11, 1993
                       08/195,755                USA             February 11, 1994
                       93120335.X               China            November 24, 1993
                      1253/Del/93               India            November 9, 1993


                                                      Exhibit "A", Page 21 of 23

===================================================================================================
Patent Number   Serial Number       Country                 Filing Date          Grant Date
===================================================================================================
                55940/94            Australia               November 4, 1993
---------------------------------------------------------------------------------------------------
                2,150,013           Canada                  November 4, 1993
---------------------------------------------------------------------------------------------------
                Not yet assigned    EPO                     November 4, 1993
---------------------------------------------------------------------------------------------------
                952545              Finland                 November 4, 1993
---------------------------------------------------------------------------------------------------
                6-513158            Japan                   November 4, 1993
---------------------------------------------------------------------------------------------------
                702092/1995         Korea                   November 4, 1993
---------------------------------------------------------------------------------------------------
                258342              New Zealand             November 4, 1993
---------------------------------------------------------------------------------------------------
                952042              Norway                  November 4, 1993
---------------------------------------------------------------------------------------------------
                95118875            Russian Federation      November 4, 1993
---------------------------------------------------------------------------------------------------
10815           10815               Sri Lanka               November 4, 1993     February 23, 1996
---------------------------------------------------------------------------------------------------
                                    PCT                     November 5, 1996
---------------------------------------------------------------------------------------------------
                                    India                   November 6, 1996
---------------------------------------------------------------------------------------------------
                08/474,707          USA                     November 4, 1993
---------------------------------------------------------------------------------------------------
                08/554,734          USA                     November 7, 1995
===================================================================================================

                      Registered Trademarks and Copyrights

=====================================================================================================
Type           Registration   Serial Number       Country/       Filing Date       Grant Date
               Number                             State
=====================================================================================================
Trademark      1,923,092      74/431,014          USA            August 30, 1993   September 26, 1995
-----------------------------------------------------------------------------------------------------
Trademark                     7-80127             Japan          August 2, 1995
-----------------------------------------------------------------------------------------------------
Trademark      028881                             Arizona                          October 5, 1990
-----------------------------------------------------------------------------------------------------
Trademark                     not yet                            November 15, 1996
                              received
=====================================================================================================

                                                  Exhibit "A", Page 22 of 23

=====================================================================================================
Type           Registration   Serial Number       Country/       Filing Date       Grant Date
               Number                             State
=====================================================================================================
Trademark                     not yet                            November 15, 1996
                              received
-----------------------------------------------------------------------------------------------------
Trademark                     not yet                            November 15, 1996
                              received
-----------------------------------------------------------------------------------------------------
Tradename      103552                             Arizona                          June 14, 1991
-----------------------------------------------------------------------------------------------------
Tradename      096432                             Arizona                          July 12, 1990
-----------------------------------------------------------------------------------------------------
Tradename      096284                             Arizona                          July 5, 1990
-----------------------------------------------------------------------------------------------------
Tradename      103550                             Arizona                          June 14, 1991
-----------------------------------------------------------------------------------------------------
Tradename      096434                             Arizona                          July 12, 1990
-----------------------------------------------------------------------------------------------------
Tradename      103551                             Arizona                          June 14, 1991
-----------------------------------------------------------------------------------------------------
Tradename      093474                             Arizona                          March 8, 1990
-----------------------------------------------------------------------------------------------------
Tradename      096433                             Arizona                          July 12, 1990
-----------------------------------------------------------------------------------------------------
Copyright      VAu 241-157                        USA                              November 9, 1992
-----------------------------------------------------------------------------------------------------
Copyright      VAu 244-017                        USA                              January 7, 1993
=====================================================================================================

                                                      Exhibit "A", Page 23 of 23

                                  EXHIBIT "B"

                         PRODUCTION EQUIPMENT INVENTORY

ITEM#     MANUFACTURER        MODEL/TYPE          SERIAL NO.     MFR. DATE      FUNCTION
-----     ------------        ----------          ----------     ---------      --------
1         Sakurai             SC112A              RJO11293       1993           Screen cylinder press
          SPE Inc             HPGH2-4/30/16ACR    4684-0695      1995           High profile gas drying sys.
          SPE Inc             DS-48HP             4685-0695      1995           Descending pile stacker

2         Sakurai             SC112A              RJ004887       1987           Screen cylinder press
          SPE Inc             3PI-482CS/AC        2388-1287      1987           Ultra-violet curing reactor
          SPE Inc             WRS-50              2389-1287      1987           Water recirculating system
          SPE Inc             ST112H              VJ010187       1987           Descending pile stacker

3         Amer. Graphic Arts  Custom Built        001            1994           Pattern gluer (Pageline)

4         Muller Martini      240                 924869         1975           Three knife trimmer

5         Fasteck             110MDA              -              1994           Defects analysis board tester

6         Rosback             202                 1975           1975 (rebuilt  Auto-stitcher w/Acme heads
                                                                       1993)

7         Kolbus              DA367               J-28           1975 (rebuilt  Casemaker (double headed)
                                                                       1994)

8         Kolbus              EMP45/530           J-800          rebuilt 1994   Encasing machine

                                   EXHIBIT "C"

                                 PROMISSORY NOTE

$1,000,000.00                                              As of August 14, 1996
                                                                Phoenix, Arizona

         THIS NOTE is made as of the date stated above by Futech Educational Products, Inc., an Arizona corporation ("Maker") to the order of Golden Books Family Entertainment, Inc., a Delaware corporation ("Payee").

         1. PAYMENT. For value received, Maker promises to pay to Payee or Payee's order, without offset (other than offsets for non-payment of royalties under that certain License Agreement, dated August 14, 1996, between Maker and Payee), the principal sum of One Million Dollars ($1,000,000.00), together with interest calculated at prime rate (as announced in the Wall Street Journal) plus 1%, as hereinafter set forth; provided, however, that the outstanding balance shall be interest free, and no interest shall in any event accrue, until January 1, 1998. Principal and interest are payable in lawful money of the United States of America at 888 Seventh Avenue, New York, New York 10106-4100, or at such other address as the holder hereof may from time to time designate in writing, in full on or before June 1, 1999, and on June 1, 1999 the outstanding principal amount of this Note, together with all accrued and unpaid interest, shall be paid in full. All payments made hereunder shall be applied to interest and principal in that order.

         2. PREPAYMENT. Maker has the privilege, at any time, to prepay the whole or any part of the unpaid balance hereof without penalty or forfeiture.

         3. INTEREST. All interest payable pursuant to this Note shall be computed on the basis of a 365-day year. In no event shall the aggregate of the interest herein provided to be paid over the contractual term of the loan exceed the highest rate to which a borrower and lender may agree in writing under applicable laws.

         4. DEFAULT. If any one or more of the following events (each, an "Event of Default" and collectively, called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default shall be made in the payment of the principal of this note when and as the same shall become due and payable, whether pursuant to the terms hereof or at a date fixed for prepayment or by acceleration or otherwise; or

                  (b) Maker shall (i) be unable to pay its debts generally as they become due; (ii) file a petition to take advantage of any insolvency act; (iii) make an assignment for the benefit of its creditors; (iv) commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of a whole or any substantial part of its property; (v) file a petition


                                                       EXHIBIT "C", PAGE 1 OF 4
         or answer seeking reorganization or arrangement or similar relief under the Federal Bankruptcy Code or any other applicable law or statute of the United States of America or any state; or (vi) by appropriate proceedings of the board of directors of Maker, authorize the filing of any such petition, making such assignment or commencement of such a proceeding; or

                  (c) a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of Maker or of the whole or any substantial part of its properties, or approve a petition filed against Maker seeking reorganization or arrangement or similar relief under the Federal Bankruptcy Code or any other applicable law or statute of the United States of America or any state; or if, under the provision of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of Maker or of the whole or any substantial part of its properties; or if there is commenced against Maker any proceeding for any of the foregoing relief and such proceeding or petition remains undismissed for a period of sixty (60) days; or if Maker by any act indicates its consent to or approval of any such proceeding or petition;

then, and in any such event and at any time thereafter, if such or any other Event of Default shall then be continuing, the Payee shall have the right, without presentment, demand or notice of any kind, to accelerate this Note and to declare the entire unpaid balance hereof and the obligations evidenced hereby immediately due and payable and to seek and obtain payment of this Note.

         5. WAIVER; CONSENT. Maker and each endorser, guarantor or other party that may be liable under this Note hereby severally waive diligence, demand, presentment for payment, notice of dishonor, acceleration, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note. No delay by the holder in exercising any rights hereunder shall operate as a waiver thereof. The non-exercise or partial exercise by the holder of any rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance or preclude other or further exercise thereof.

         6. SEVERABILITY. If any provision of this Note or any application of such provision shall be declared by a court of competent jurisdiction to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other application of such provision nor the balance of the provisions hereof which shall, to the fullest extent possible, remain in full force and effect, and such court shall reform such unenforceable provision so as to give maximum permissible effect to the intentions of the parties as expressed therein.

         7. SECURITY. As security for Maker's performance under this Note, Maker hereby grants Payee a security interest in the assets identified on Exhibit "A" attached hereto and hereby made a part hereof. In the event of default by Maker hereunder, Payee shall have all rights with respect to such collateral as are available to a secured party under applicable laws, as the same may from time to time be changed.

          8. MISCELLANEOUS. The provisions of this Note shall be binding upon Maker and Maker's successors and assigns, and shall inure to the benefit of Payee and Payee's successors and assigns. This Note shall be governed by and construed and enforced in accordance with the laws of the State of Arizona. This Note shall be construed according to its fair meaning and neither for nor against the


                                       2               EXHIBIT "C", PAGE 2 OF 4
drafting party. Time is of the essence of this Note and each and every term and provision hereof.

         DATED the date first hereinabove written.

                                             Futech Educational Products, Inc.,
                                             an Arizona corporation

                                             By_________________________________
                                               Vincent W. Goett, CEO

List of Exhibits:

Equipment List                         "A"

         GUARANTY: The faithful and timely performance by the Maker under the above-described Note is hereby unconditionally guaranteed by the undersigned. This is a guarantee of performance and not of collection. The undersigned further agrees that any action may be bought and prosecuted by the Payee against the undersigned guarantor whether or not any action is brought against the Maker, and whether or not the Maker or any other parties are joined in such action. The undersigned guarantor specifically agrees to be liable to Payee for the obligations of Maker as set out above, even if Payee or any successor-in-interest releases any or all rights of any sort against the Maker. The undersigned guarantor hereby consents to any such release, which release shall be without effect on the undersigned guarantor's liability for said obligations. The undersigned guarantor waives any right to require Payee to proceed against Maker or pursue any other remedy in Payee's power. The undersigned guarantor waives any defense arising by reason of any disability or other defense of Maker by reason of the cessation from any cause whatsoever (other than performance in full) of the liability of Maker under the above-described Note. This guaranty is made for performance without offset, other than offsets for non-payment of royalties under that certain License Agreement, dated August 14, 1996, between Maker and Payee. The undersigned guarantor shall have forty-five (45) days after notice of default is given to the undersigned guarantor in which to perform Maker's obligations under the Note.

         No delay, failure, forbearance or omission by Payee in exercising any right or remedy hereunder or otherwise guaranteed by law or another agreement shall effect or release the liability of the undersigned or operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. All rights and remedies of Payee hereunder are cumulative. No modification or amendment of any provision of this guaranty shall be effective unless in writing and subscribed by a duly authorized officer of Payee. This guaranty inures to and shall be enforceable by payee and Payee's successors and assigns, and shall bind the successors and assigns of the undersigned.

         This guaranty shall be governed by and construed and enforced in accordance with the laws

                                        3              EXHIBIT "C", PAGE 3 OF 4
of the State of Arizona.

DATED the date first hereinabove written:


______________________________________
Vincent W. Goett



                                        4               Exhibit "C", Page 4 of 4

                                               EXHIBIT "D"
------------------------------------------------------------------------------------------------------------
   This instrument was recorded at request of:        |
                                                      |
Golden Books Family Entertainment, Inc.               |
888 Seventh Avenue                                    |
New York, New York  10106-4100                        |
                                                      |
The recording official is directed to return this     |
instrument or a copy to the above person.             |           Space Reserved For Recording Information
-------------------------------------------------------------------------------------------------------------
                                                   UNIFORM
                                               COMMERCIAL CODE
                                             FINANCING STATEMENT
Loan No.                                          Form UCC-1                    F O R   F I L I N G
        ---------------------
-------------------------------------------------------------------------------------------------------------
Effective Date                                         |  County and State of Transaction
As of August 14, 1996                                  |  Maricopa County, Arizona
-------------------------------------------------------------------------------------------------------------
DEBTOR (Name, Address and ZIP Code)                    |  SECURED PARTY (Name, Address and ZIP Code)
Futech Educational Products, Inc.                      |  Golden Books Family Entertainment, Inc.
2999 North 44th Street, Suite 225                      |  888 Seventh Avenue
Phoenix, Arizona  85018-7247                           |  New York, New York 10106-4100
-------------------------------------------------------------------------------------------------------------
Assignee of Secured Party                              |  Record Owner of Real Property, If Not Debtor
(Name, Address and ZIP Code)                           |  (Name, Address and ZIP Code)
-------------------------------------------------------------------------------------------------------------
Counties Where Collateral is Located                   |   /  / Products of Collateral are also covered
Maricopa County, Arizona                               |   /  / Proceeds of Collateral are also covered
-------------------------------------------------------------------------------------------------------------
If collateral is timber to be cut, crops growing or to be grown, minerals or the like, accounts to be financed at the wellhead or minehead of the well or mine, or goods which are or are to become fixtures, the real property to which these are affixed or concerned is legal described:



/  / This financing statement is to be filed in the office where a mortgage on the real property would be recorded.
-------------------------------------------------------------------------------------------------------------
Financing Statement covers the following types or items of property:

         See Exhibit "A" attached hereto and hereby made a part hereof.

-------------------------------------------------------------------------------------------------------------
This Financing Statement is filed or recorded without Debtor's signature to perfect a security interest in collateral in which

/  / Is already subject to a security interest in another jurisdiction when it was brought into the state or which
     Debtor changes location to this State;

/  / Are proceeds of the original collateral described above in which a security interest was perfected;

/  / Was acquired four months or less after Debtor has changed its name, identity or corporate structure;

/  / Is no longer effective due to lapse of the original filing.
-------------------------------------------------------------------------------------------------------------
Futech Educational Products, Inc., an Arizona          |   Golden Books Family Entertainment, Inc., a
Corporation                                            |   Delaware corporation
                                                       |
By                                                     |   By
-------------------------------------------------------------------------------------------------------------
  Vincent W. Goett, CEO                                |   Its
                                                       |      -----------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                       |
                                                       |
Signatures of Debtor or Assignor                       |   Signatures of Secured Party or Assignee

                                LICENSE AGREEMENT

         THIS AGREEMENT is entered into as of the 14th day of August, 1996, by and between Futech Educational Products, Inc., an Arizona corporation ("Futech"), and Golden Books Family Entertainment, Inc., a Delaware corporation ("Golden").

                                R E C I T A L S:

         A.       Futech owns certain intellectual property rights.

         B. Golden desires to obtain the right to use certain of those rights in connection with the sale of certain products and/or services, subject to the terms and conditions set forth herein.

         C. Futech is willing to grant the requested rights to Golden, subject to the terms and conditions set forth herein.

                  NOW THEREFORE, in consideration of the covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                     TERMS:

         1. DEFINITIONS. In addition to the various defined terms set forth in this Agreement, the following terms shall have these meanings throughout this Agreement:

                  1.1      "FUTECH TECHNOLOGY" means:

                           (a) general and specific knowledge, experience and information, not in written or printed form, used by Futech and applicable to the design, development, manufacture, assembly, servicing or sale of products; and

                           (b) documents containing technical information, engineering or production data, blueprints, drawings, plans, specifications, descriptions of assembly and manufacturing procedures, quality and inspection standards, test records and data and other written materials owned and used by Futech and applicable to the design, development, manufacturing, assembly, servicing or sale of products; and

                           (c) inventions (whether or not patentable), works of authorship, mask works, products, manufacturing methods, processes, concepts, designs, algorithms, computer hardware and software, models, prototypes, automations, designs, and related information and things;

                           (d) with respect to which Futech owns at the date of this Agreement intellectual property rights;

                           (e) together with any and all Improvements to the foregoing developed by Futech during the term of this Agreement.

                  1.2 "IMPROVEMENT" means any improvement or enhancement of the manufacturing process or design of, and which operates similarly to, a device, apparatus, product, process or invention described in the patent applications and/or patents identified on Exhibit "A" attached hereto, in order to accomplish an equivalent or related result as said initially listed patent or application, so long as the Improvement: (i) relates to Licensed Products; and
(ii) relates to at least one claim of any patent or application directed to Licensed Products already listed on Exhibit "A" attached hereto.

                  Should the parties be unable to agree on whether something is an Improvement, the parties shall submit the issue to a licensed patent attorney well versed in the applicable law, and the determination of said counsel shall be deemed binding and final relative solely however to the issue of what is an Improvement. Such counsel shall be appointed by agreement between the parties, or failing such appointment within twenty (20) days after demand is made therefor by either party, then either party may by written notice to the other party appoint one such counsel, and the other party may within fifteen (15) days after receipt of written notice of such appointment, appoint one such counsel, by giving written notice thereof to the other party. If either party fails to so appoint counsel, then the determination made by counsel appointed by the other party shall be binding upon the parties. If two counsel are so appointed, they shall promptly attempt to agree upon a third such counsel. If they cannot agree within fifteen (15) days after appointment of the second counsel, then either party may propose that the third counsel be appointed by a then presiding officer of the American Arbitration Association office located in or nearest to Wilmington, Delaware, and the third counsel shall thus be chosen. Said third counsel alone shall determine the issue of what is an Improvement. If any counsel resigns or becomes unavailable, replacement counsel shall be appointed in the same manner as the counsel who has become unavailable. All counsel selected shall be licensed patent attorneys well versed in the applicable law.

                  The parties shall make available to the single counsel appointed to determine the issue all information available to the parties relating to the issue to be determined. If any of said information is argued to be confidential, it shall be delivered to such counsel on a confidential basis for his/her eyes only, to be used solely in deciding the issue of what is an Improvement. Once counsel is appointed to determine an Improvement issue, that counsel shall decide all issues regarding what is an Improvement arising within two years after the date of such appointment. All counsel appointed under this provision shall be protected from liability for acting in the appointed role to the same extent as a judge of civil court in Delaware would be protected in connection with judicial determinations made by the judge.

                  1.3 "CONFIDENTIAL INFORMATION" means any and all Futech Technology, information and/or data which is not readily ascertainable by proper means and which derives economic value, actual or potential from not being generally known, and which has been the subject of efforts that are reasonable under the circumstances to maintain its secrecy. All information relating to the products or operations of Futech, which is provided to Golden, or to which Golden otherwise obtains access, pursuant to, or as a result of, this Agreement shall be considered Futech Confidential Information; Except such information which Golden can clearly show: (a) at the time of this Agreement is publicly and openly known; (b) after the date of this Agreement becomes publicly and openly known through no fault of Golden; (c) comes into Golden's possession and lawfully obtained by Golden from a source other than from Futech or a source deriving from Futech, and not subject to any obligation of confidentiality or restrictions on use; or (d) is approved for release by written authorization of Futech.

                  1.4 "FUTECH INTELLECTUAL PROPERTY" means: (i) any and all United States and foreign patent, copyrights, trade secret and mask work rights held by Futech as of the date of this Agreement, including but not limited to the patents and patent applications, and copyright registrations identified on Exhibit "A" attached hereto; and (ii) any and all United States and foreign patent, copyrights, trade secret and mask work rights which Futech acquires during the term of this Agreement. For purposes of clarity, trademark rights shall be separately defined and treated.

                  1.5 "FUTECH MARKS" means any and all United States and foreign trademark, service mark and trade name rights held by Futech as of the date of this Agreement, including but not limited to, the trademarks, service marks, and trade names identified on Exhibit "A" attached hereto, together with any and all United States and foreign trademark, service mark and trade name rights which Futech acquires during the term of this Agreement.

                  1.6 "LICENSED PRODUCTS" means products manufactured and/or sold by Golden, incorporating, embodying or comprising the Futech Technology as allowed by the licenses contained in this Agreement.

                  1.7 "SUBSIDIARY" means a corporation, company, partnership, or other entity more than fifty percent (50%) of whose outstanding stock or interest entitled to vote for the election of directors or similar management control (other than preferred or other stock entitled to vote only upon failure of the entity to pay dividends) is now or hereafter during the term of this Agreement owned or controlled, directly or indirectly by Futech or Golden, as the case may be in the specific provisions using the defined term "Subsidiary," provided that any such entity which would be a Subsidiary by reason of the foregoing shall be considered a Subsidiary only so long as such ownership or control exists.

                  1.8 "PRESS THE PAGE BOOK FORMAT" means books utilizing multiple printed tactile points which are embedded inside the two ply lamination of each page. The inside front and back covers of the book do not contain any embedded tactile points. Finger tip pressure applied directly to the individual page tactile points energizes a sound module control center attached to the back cover of the book. "Quad Fold Technology" is not included in or part of Press the Page Book Format.

                  1.9      "PRESS THROUGH THE PAGE FORMAT" means:

                           (i) books using a folded panel containing printed tactile points embedded on the inside of the panel. The panel is adhered to the inside front and back cover of the book. The actual pages are single ply and do not contain any embedded tactile points. Interactive play is obtained by finger pressure through the pages to the tactile points located within the inside front and back cover. A sound module control center is attached to the back cover of the book; and

                           (ii) game boards for children, sound pads for children, sound games for children and puzzles for children containing printed tactile points similar to those described in subparagraph (i) above.

         "Quad Fold Technology" is not included in or part of Press Through The Page Format.

                  1.10 "QUAD FOLD TECHNOLOGY" is not a book format but rather a smaller version of a bi-fold board game mounted directly on a stiff back board which also contains the sound module control center assembly. The printed tactile points are embedded within the two ply lamination of the bi-fold game board. Interactive play is obtained by applying pressure directly to the tactile points within the game board.

         2.       GRANT OF LICENSES.

                  2.1 Golden's Right to Make and Sell. Subject to the terms and conditions of this Agreement, Futech hereby grants to Golden and Golden's Subsidiaries, for the term of this Agreement, a non-exclusive license to use the Futech Technology relating to Press The Page Book Format, the Press Through the Page Format, and the Quad Fold Technology, to make or have made for commercial sale, and to sell Press The Page Book Format books, Press Through The Page Format Licensed Products, and Quad Fold Technology Licensed Products. Neither this Agreement, nor any other agreement between the parties, grants Golden any licenses other than as are expressly provided for in this Section 2.1 and in
Section 4 below.

                  2.2 Futech's Right to Make and Sell. The license appearing in Section 2.1 above is non-exclusive because Futech and Futech's Subsidiaries shall be entitled to use the Futech Technology relating to Press The Page Book Format, the Press Through The Page Format, and the Quad Fold Technology, to make or have made for commercial sale, and to sell Press The Page Book Format books, Press Through The Page Format products, and Quad Fold Technology products. Except as expressly provided for in Section 3 below, nothing in this Agreement, or in any other agreement between the parties, restricts in any manner Futech's rights to use Futech Technology, Futech Intellectual Property, and/or Futech Marks, including but not limited to the right to use the same in connection with products competing with the Licensed Products, or in connection with any other product.

                  2.3 No Duty in Golden to Work the License. Except as called for in section 3 below (i.e., as to third party deals Golden has elected to perform), Golden shall have no duty to manufacture or sell Licensed Products.

         3.       GOLDEN'S RIGHT REGARDING THIRD PARTY LICENSES. Notwithstanding
Section 2.2 above, if Futech (or a Futech Subsidiary) desires to license to an entity which is not a Futech Subsidiary, rights to use the Futech Technology relating to Press the Page Book format, the Press Through The Page Format as it relates to books described in Section 1.9 (i) above, or the Quad Fold Technology as it relates to the publishing of books, to make or have made for commercial sale, and/or sell Press The Page Book Format books, Press Through The Page Format books, or Quad Fold Technology books, then Golden shall have the right to elect to do the transaction offered to the third party to the exclusion of the third party, as follows:

                           (a) Futech shall give Golden written notice of the license rights Futech proposes to offer to the third party, along with an outline summary of the transaction describing the "deal points" of the proposed license arrangement, including but not limited to the name of the publisher in the third party transaction, any time requirements for bringing the products to market, and any production and/or sales quantity requirements.

                           (b) Golden shall have five (5) business days from the giving of said notice to give Futech written notice that Golden will publish books the same or comparable to the books described in the third party offer. If Golden so elects to publish the books, then Golden's obligation to publish shall be covered by the terms of this agreement, including but not limited to the obligation to pay royalties (Net Sales from said publishing shall apply against the $40,000,000 figure in subparagraph 9(a) below) at the rate and on the terms appearing in Section 9 below; provided, however, that notwithstanding the other terms of this Agreement which do not require Golden to meet any timing, production, or sales performance criteria, Golden shall be obligated to meet any "time to market" and any production and/or sales quantity requirements appearing in the third party offer. The parties expressly agree that Golden shall not be required to pay an advance in connection with publishing under this subparagraph (b), even if one appears in the third party offer.

                           (c) The existence of and terms of any third party offer described above shall be kept confidential by Golden as Confidential Information subject to Section 15.1 below.

                           (d)      If Golden does not elect (within the five
         (5) day period described in subparagraph (b) above) to publish the books described in the third party outline summary as allowed in subparagraph (b) above, then Futech may for a period of sixty (60) days (after the expiration of the five (5) day period) enter into a license arrangement with the third party identified in the outline summary of the third party transaction on the terms appearing in the outline summary provided to Golden under subparagraph (a) above.

                           (e) If Futech enters into a license arrangement with a third party under subparagraph (d) above, then Futech shall pay Golden forty percent (40%) of the difference between: (i) all amounts actually received by Futech under the license agreement, and (ii) Futech's actual direct third-party costs associated therewith, including but not limited to attorneys' fees and costs. Golden shall reimburse Futech for any amounts so received by Golden if necessary to accomplish a 40%/60% split of the net amounts received by Futech from the third party. An amount equal to twenty (20) times all amounts paid to Golden under this subparagraph shall be applied against and shall reduce the remaining balance, if any, of the $40,000,000 Royalty-free Net Sales described in subparagraph 9(a) below.

                  Amounts payable to Golden under this subparagraph (e) (hereinafter "Golden's Share") will be payable on a calendar quarter basis, by the sixtieth day following the calendar quarter to which the payments relate. All amounts not so paid shall bear interest from the due date until the date of payment at the per annum rate of one (1) percentage point above the prime rate of interest published by the Wall Street Journal, as such rate may from time to time change.

                  On or before the due date of Golden's Share, and at least quarterly on a calendar quarter basis, Futech shall make written reports to Golden in form and with detail as shall reasonably be requested by Golden, certified to be accurate by an authorized agent of Futech, setting forth the detail relating to Golden's Share for the period of time to which the reports relate; provided, however, that Futech shall not be in breach of this provision for failure to provide information unavailable to Futech (for example as a result of the failure of the third party licensee to provide the information). Said reports need only be furnished if there are payments due on Golden's Share for the calendar quarter to which the reports relate. The failure or refusal of Futech to timely furnish any such report, or the payment due as shown in the report, shall be deemed a substantial and material breach of this Agreement. The receipt and acceptance by Golden of any of the reports furnished pursuant to this Agreement, or of any payments made herein (or the cashing of any checks paid hereunder) shall not preclude Golden from questioning the accuracy of any such report at any time (within the two year period described below), and in the event that any inconsistencies or mistakes are discovered in any such report or payment, they shall immediately be rectified and the appropriate payment made by Futech, together with interest on the overdue payments at the per annum rate of one (1) percentage point above the prime rate of interest published by the Wall Street Journal, as such rate may from time to time change. Royalty statements and reports shall become incontestable if not contested within two (2) years after receipt thereof by Golden.

                  Futech shall keep at its principal place of business, such books and records and other documents relating to Golden's Share during the term of this Agreement as may be necessary or proper to enable the amounts payable to Golden hereunder to be conveniently ascertained.

                  Golden shall have the right, from time to time during the term of this Agreement, and for a period of two years thereafter (with respect to any then-contestable statement), but not more than once annually, upon thirty (30) days prior written notice, during regular office hours, to cause a certified public accountant(s) on behalf of Golden to audit or otherwise review the books and records of Futech, and the following shall apply with respect thereto:

                                    (i)      If the audit or review discloses
                  that Golden was underpaid Golden's Share by five percent (5%) or more during the period covered by the audit, Futech shall, within ten (10) days after demand is made therefor, pay all costs relating to said audit or review and pay Golden an amount equal to two (2) times the amount of the underpayment. Golden shall further have all other rights and remedies against Futech available at law, in equity, or under this Agreement with respect to such underpayment.

                                    (ii)     If the audit or review fails to
                  disclose an underpayment to Golden of five percent (5%) or more, Golden shall pay the cost of the audit or review.

                                    (iii)    If the audit or review discloses
                  that Golden was underpaid by less than five percent (5%), or overpaid, in any period, Futech, or Golden, as the case may be, shall within ten (10) days after demand made therefor, pay the amount of the underpayment or overpayment.

                           Futech shall cooperate with such audit or review, and provide requested information relating to royalties and other amounts due Futech in connection with third party license agreements covered by this subparagraph (e). The auditor shall be entitled to inspect all accounts and records of Futech relating to said amounts and to take extracts therefrom or copies thereof to the extent necessary to verify the reports and payments required under the terms of this subparagraph
         (e). The duration of any audit under this provision shall not exceed thirty (30) days.

                           (f) If Golden elects to perform the third party offer, and then defaults under its obligations to perform the third party offer as described and limited in subparagraph (b) above, and said default continues for a period of thirty (30) days after written notice of the default is given to Golden, then Futech's obligation to provide Golden notice of third party license arrangements, and Golden's right to perform under those arrangements (other than arrangements for which Golden has previously elected to perform), all as set out in this
         Section 3 above, shall immediately and without further notice be terminated.

         4. LICENSE OF FUTECH MARKS. Subject to the terms and conditions of this Agreement, Futech hereby grants to Golden and Golden's Subsidiaries a non-exclusive license to use the Futech Marks in connection with, and only in connection with, the Licensed Products. Golden agrees that it will use the Futech Marks only in connection with the Licensed Products, and shall not use the Futech Marks except as permitted by and in connection with this Agreement. This license does not limit or otherwise effect in any manner Futech's rights of use or other rights regarding the Futech Marks, including but not limited to the right to use the Futech Marks in connection with products competing with the Licensed Products, or in connection with any other product.

         5. NO OWNERSHIP TRANSFER. Golden acknowledges and agrees that this Agreement grants Golden no title or right of ownership in or to the Futech Technology, the Futech Intellectual Property, the Futech Marks, or any goodwill relating thereto. Golden expressly recognizes and acknowledges that the use of the Futech Technology, the Futech Intellectual Property, and/or the Futech Marks shall not confer upon Golden any proprietary rights thereto, and that all such use by Golden shall inure to the benefit of Futech.

                  Golden agrees that during the term of this Agreement, or at any time thereafter, Golden shall not dispute or contest Futech's rights to the Futech Technology, the Futech Intellectual

Property, the Futech Marks, or any goodwill relating thereto, or the validity thereof or the validity of this Agreement, and shall not assist others in so doing.

         6.       LICENSES NON-ASSIGNABLE.

                  (a) The licenses appearing in Sections 2 and 4 above are personal and nonassignable, and include no right of sublicense. Any attempt by Golden to assign or sublicense any right under this Agreement, without prior written consent of Futech, shall be null and void.

                  Notwithstanding the foregoing, Golden shall have the right to grant sublicenses of the licenses granted hereunder to and only to Golden Subsidiaries. If the relationship of a Subsidiary of Golden changes so that such entity ceases to be a "Subsidiary," the rights of the Subsidiary to the sublicenses described above shall automatically terminate as of the date such relationship changes.

                  (b) Notwithstanding the foregoing, Golden and Golden's Subsidiaries may have Licensed Products, or portions thereof, made by other manufacturers for the reassembly and/or sale of same by Golden or its Subsidiaries, as long as the following conditions are met for such manufacturers:

                           (i) The designs, specifications and working drawings for the manufacture of Licensed Products, or portions thereof, must be furnished by, and originate with, Golden and/or its Subsidiaries, and/or a third party specifically hired by Golden or its Subsidiaries to design said Licensed Products; and

                           (ii) Said designs, specifications and working drawings are in such detail that no additional designing by the other manufacturer is required other than adaptation to those production processes and standards normally used by the manufacturer which change the characteristics of the Licensed Products only to a negligible extent.

         7.       TECHNOLOGY TRANSFER AND ASSISTANCE.

                  7.1 Technology Fee. Futech acknowledges payment by Golden of a technology transfer fee in the amount of $2,000,000 for the license of the technology rights as set out in this Agreement. The parties agree that said fee shall be earned for all purposes on January 2, 1998. Said fee is non-refundable and Futech shall have no obligation to repay said amount under any circumstances.

                  7.2 Assistance - Immediate. Within a reasonable time following execution of this Agreement, Futech will make available to Golden the technical information then in its possession relating to the licenses granted in this Agreement.

                  7.3      Assistance - At Futech's Facilities. Futech shall:

                           (i) Permit Golden from time to time to send a reasonable number of Golden's technical representatives or engineers to Futech's facility or other place designated by Futech, for the purpose of receiving technical training and studying technical questions and problems relating to the manufacture, assembly, servicing and sale of Licensed Products, and

                           (ii) Make its qualified technical personnel reasonably available by telephone for the purposes referenced in subparagraph (i) above.

Futech shall use its best efforts to make its qualified technical personnel available for such training and assistance. Golden shall be solely responsible for the travel and living expenses and salaries of its employees receiving training or assistance at Futech's facilities, and Golden shall maintain, at its sole expense, appropriate insurance coverage for such employees against accident, injury or illness.

                  7.4 Assistance - At Golden's Facilities. Upon Golden's reasonable request, but subject to availability, Futech will send its qualified technical personnel to Golden's facility to provide such training and assistance as reasonably required to enable Golden to manufacture, assemble, service and sell the Licensed Products. Golden shall reimburse Futech for the reasonable travel and living expenses incurred by Futech's technical personnel in rendering such assistance or training, and Futech (or Newtech Consulting, Inc.) shall maintain, at its sole expense, appropriate insurance coverage for such employees against accident, injury or illness.

         8.       FURTHER RESEARCH AND DEVELOPMENT.

                  (a) Futech shall have no obligation to continue product development or research and development relating to the Futech Technology.

                  (b) Futech shall, during the term of this Agreement, as appropriate, promptly communicate to Golden all Improvements to the Futech Technology which relate to the licenses contained in this Agreement.

                  (c) Golden will promptly notify Futech, in writing, of any Improvements of which Golden becomes aware, relating to the Futech Technology associated with the licenses contained in this Agreement.

         9.       ROYALTIES.

                  (a) Golden (Golden's Subsidiary may pay) agrees to pay Futech a royalty (referred to in this Agreement as the "Royalty" or "Royalties") equal to five percent (5%) of Net Sales (defined below); provided, however, that no Royalties shall be payable on the first $40,000,000 of Net Sales. Notwithstanding the foregoing, no Royalties shall be payable in connection with any Net Sales occurring prior to January 1, 1998.

                  (b) The Royalties will be payable on a calendar quarter basis, by the sixtieth day following the calendar quarter to which the Royalties relate.

                  (c) The term "Net Sales" as used in this Agreement means the gross invoiced sales prices for each Licensed Product sold (an item is "sold" not later than the earlier of the date shipped and the date invoiced) by or for Golden or a Subsidiary of Golden, less only normal and reasonable discounts actually given to customers, returns actually received and allowances actually made and credited; provided, however, that the deduction for discounts, returns and allowances for any calendar quarter may not exceed 9% of the gross sales for Licensed Products for the preceding calendar quarter. No additional set-offs or deductions of any kind will be allowed, without the prior written consent of Futech, which consent may be given or withheld in Futech's sole and absolute discretion. Golden shall have written verification for all discounts, returns and allowances.

                  (d) All unpaid Royalties and other amounts due to Futech hereunder shall bear interest from the due date until the date of payment at the per annum. rate of one (1) percentage point above the prime rate of interest published by the Wall Street Journal, as such rate may from time to time change.

                  (e) If, during the term of this Agreement, Golden, or any Subsidiary of Golden, offers any product or service in exchange for less than commercially reasonable consideration, without the prior written approval of Futech, or if Golden or any Subsidiary of Golden offers any product or service in exchange for something other than cash equivalent, Futech shall nonetheless be entitled to Royalties based upon the value of the product transferred or services performed. Notwithstanding any provision of this Agreement, if any product or service is sold or otherwise disposed of at less than fifteen percent (15%) below Golden's normal established price, then "Net Sales" therefore shall be determined, and Royalties payable thereon, assuming a sales price of fifteen percent (15%) below Golden's normal established price.

                  (f) All taxes, levies, charges or duties imposed in connection with Licensed Products shall be paid by Golden, and no deductions for any such amounts or any other expenses, except as may expressly be provided for in this Agreement, shall be deducted from Royalties payable hereunder, it being the intent of the parties that Royalties shall be net amounts payable to Futech, free and clear of any and all expenses of any type or nature other than as may expressly be provided for herein to the contrary.

         10.      REPORTS, BOOKS AND RECORDS, SAMPLES.

                  (a) On or before the due date of the Royalties described herein, and at least quarterly on a calendar quarter basis, Golden shall make written reports to Futech in form and with detail as shall reasonably be requested by Futech, certified to be accurate by an authorized agent of Golden, setting forth the Net Sales and other detail relating to the Net Sales for the period to which the Royalties relate. Said reports need only be furnished if there are Net Sales during the calendar quarter. The failure or refusal of Golden to timely furnish any such report, or the payment due as shown in the report, shall be deemed a substantial and material breach of this Agreement. The receipt and acceptance by Futech of any of the reports furnished pursuant to this Agreement, or of any payments made herein (or the cashing of any checks paid hereunder) shall not preclude Futech from questioning the accuracy of any such report at any time (within the two year period described below), and in the event that any inconsistencies or mistakes are discovered in any such report or payment, they shall immediately be rectified and the appropriate payment made by Golden, together with interest on the overdue payments at the per annum rate of one (1) percentage point above the prime rate of interest published by the Wall Street Journal, as such rate may from time to time change. Royalty statements and reports shall become incontestable if not contested within two (2) years after receipt thereof by Futech.

                  (b) Golden shall keep at its principal place of business, such books and records and other documents relating to Net Sales during the term of this Agreement as may be necessary or proper to enable the amounts payable to Futech hereunder to be conveniently ascertained.

                  (c) Futech shall have the right, from time to time during the term of this Agreement, and for a period of two years thereafter (with respect to any then-contestable statement), but not more than once annually, upon thirty (30) days prior written notice, during regular office hours, to cause a certified public accountant(s) on behalf of Futech to audit or otherwise review the books and records of Golden, and the following shall apply with respect thereto:

                           (i) If the audit or review discloses that Futech was underpaid its Royalties by five percent (5%) or more during the period covered by the audit, Golden shall, within ten (10) days after demand is made therefor, pay all costs relating to said audit or review and pay Futech an amount equal to two (2) times the amount of the underpayment. Futech shall further have all other rights and remedies against Golden available at law, in equity, or under this Agreement with respect to such underpayment.

                           (ii) If the audit or review fails to disclose an underpayment to Futech of five percent (5%) or more, Futech shall pay the cost of the audit or review.

                           (iii) If the audit or review discloses that Futech was underpaid by less than five percent (5%), or overpaid, in any period, Golden, or Futech, as the case may be, shall within ten (10) days after demand made therefor, pay the amount of the underpayment or overpayment.

                  Golden shall cooperate with such audit or review, and provide requested information relating to sales of Futech audio book products. The auditor shall be entitled to inspect all accounts and records of Golden relating to sales of Futech audio book products and to take extracts therefrom or copies thereof to the extent necessary to verify the Royalty reports and payments required under the terms of this Agreement. The duration of any audit under this provision shall not exceed thirty (30) days.

                  (d) Golden will provide Futech with one hundred (100) free samples of each product incorporating Futech Technology sold by or for Golden, within thirty (30) days after the product first becomes available for sale.

         11.      PRODUCT LIABILITY; INSURANCE.

                  (a) Golden agrees to indemnify and defend and save harmless Futech from every claim, demand, expense, and cost, including reasonable attorneys' fees, which may arise by reason of the use by Golden of the Futech Technology or the Futech Marks, and any injury or damage of any kind or nature to any person or property caused by or resulting from or arising out of a defect in design, workmanship, or material of any Licensed Product; provided, however, that the foregoing shall not apply to any such claim, etc. arising out of, relating to or caused by the Futech Technology and/or the Futech Intellectual Property, to and only to the extent so related or caused (this provision shall not limit Golden's indemnification for liability for products defectively manufactured by or for Golden, unless the liability results from defects inherent in the Futech Technology and the defective product was manufactured substantially in accordance with Futech instructions).

                  (b) Golden shall obtain at its own expense and maintain during the term of this Agreement, and for a period of seven (7) years thereafter, general liability insurance and product liability insurance with at least coverage of $1,000,000 per occurrence and $3,000,000 in the aggregate. Golden shall also obtain at its own expense and maintain during the term of this Agreement, and for a period a seven (7) years thereafter (ten (10) years if the policy form is "claims made") publishers liability insurance which provides coverage for claims arising out of published materials, which shall include but not be limited to the allegations of defamation, copyright infringement, invasion of right of privacy, or other personal injury and breach of implied contract.

                  All insurance must be provided by a recognized insurance company having a Best's Rating of no less than "A." As proof of such insurance, a fully paid certificate of insurance naming Futech as an additional insured shall be submitted to Futech's office as and when requested by Futech, within thirty (30) days after written request is made therefor. Futech shall be entitled throughout the term of this Agreement, to a copy of the prevailing policies of insurance. The policies of insurance must be non-cancelable except after thirty (30) days prior written notice to Futech.

                  (c) Futech shall obtain at its own expense and maintain during the term of this Agreement, and for a period of seven (7) years thereafter, general liability insurance and product liability insurance with at least coverage of $1,000,000 per occurrence and $3,000,000 in the aggregate. Futech shall also obtain at its own expense and maintain during the term of this Agreement, and for a period a seven (7) years thereafter (ten (10) years if the policy form is "claims made") publishers liability insurance which provides coverage for claims arising out of published materials, which shall include but not be limited to the allegations of defamation, copyright infringement, invasion of right of privacy, or other personal injury and breach of implied contract.

                  All insurance must be provided by a recognized insurance company having a Best's Rating of no less than "A." As proof of such insurance, a fully paid certificate of insurance naming Golden as an insured party shall be submitted to Golden's office as and when requested by Golden, within thirty (30) days after written request is made therefor. Golden shall be entitled throughout the term of this Agreement, to a copy of the prevailing policies of insurance. The policies of insurance must be non-cancelable except after thirty (30) days prior written notice to Golden.

         12. STANDARDS, QUALITY CONTROL. Golden shall maintain high standards of quality, style, appearance and service with respect to all Licensed Products made and/or sold, and all related advertising and promotional material including, without limitation, the quality of physical material utilized. All Licensed Products will be manufactured, sold, and distributed in accordance with all applicable federal, state, local, and foreign laws and regulations.

         13.      PATENT INFRINGEMENT.

                  13.1 Infringement By a Third Party. In the event Golden becomes aware of any information indicating that a third party may be infringing (or may have infringed) any of the Futech Intellectual Property or Futech Marks with respect to the Licensed Products, Golden shall give Futech notice of such alleged infringement, identifying the country or countries in which the alleged infringing product is sold and describing the alleged infringing product in sufficient detail to enable Futech to determine whether such product infringes any of the Futech Intellectual Property or Futech Marks. Futech shall assert the Futech Intellectual Property or Futech Marks against the infringer within three months of such notice, unless (a) Golden and Futech determine not to assert such claim, or (b) Futech has received an opinion from qualified patent counsel that the allegedly infringing product does not infringe the Futech Intellectual Property or Futech Marks. All recoveries relating to losses of Golden in connection with Licensed Products, including, but not limited to, awards of damages, statutory damages, and awards of attorneys' fees, expenses and/or costs, net of all costs, including attorneys' fees and costs, incurred by Futech to obtain said recoveries, obtained by Futech in the course of any litigation arising out of any notification of Futech by Golden pursuant to this subparagraph shall be paid to Golden.

                  13.2 Infringement Alleged By a Third Party. In the event that any third party alleges that any Licensed Product infringes any intellectual property rights of such third party, and such intellectual property rights reasonably relate to the Futech Technology on which the Licensed Product is based, then Futech shall investigate and defend against such allegations at Futech's expense. If the basis of the third party's infringement claim is for any other reason, then Golden shall investigate and defend Futech and Golden against such allegations at Golden's expense.

                  If a Licensed Product is held to infringe the intellectual property rights of a third party and Golden is required to pay a royalty to such party for the right to continue to manufacture and sell such Licensed Product, or if settlement of any claim of rights similarly so requires (and Futech consents to the settlement in writing), (i) Futech shall be required to make such payments if the infringement is of intellectual property rights reasonably relating to the Futech Technology on which the Licensed Product is based, and
(ii) Golden shall be required to make such payments if the infringement claim is for any other reason.

                  Golden shall not knowingly infringe on the rights of any third party in connection the manufacturing, marketing or sale of Licensed Products.

         14.      TRADEMARK USAGE; MARKING.

                  (a)      This subparagraph (a) shall apply until December 31,
1997.

                  Any Licensed Product incorporating, embodying, or comprising Futech Technology shall display in a plainly visible manner the Futech Mark "Talking Pages" as a trademark in connection therewith on the back cover, in a manner agreed upon beforehand by the parties; provided, however, that such display is not required if precluded by any agreement after reasonable efforts are exercised to modify or waive such agreement. Golden shall mark all Licensed Products with such appropriate patent and trademark marking and other proprietary legends as reasonably requested by Futech.

                  (b) This subparagraph (b) shall apply only after December 31, 1997.

                  All Licensed Products incorporating, embodying, or comprising Futech Technology or Futech Marks shall display in a plainly visible manner the Futech Mark "Talking Pages," or "Talking Pages Plus," as the case may be, as a trademark in connection therewith on the back cover, in a manner agreed upon beforehand by the parties. Golden shall also mark all Licensed Products with such other appropriate patent and trademark marking and other proprietary legends as reasonably requested by Futech.

                  Unless otherwise agreed in writing by Futech, all Licensed Products shall be clearly marked with type in readable size with the words "Talking Pages [or Talking Pages Plus, as the case may be], Technology Provided by Futech Educational Products, Inc.," and immediately thereafter shall appear the then-current address and phone number of Futech provided by Futech to Golden. No portion of the statement appearing within the quotation marks in the preceding sentence shall be in larger type in or any way any more prominent than any other part thereof.

         15.      CONFIDENTIALITY.

                  15.1 Futech's Confidential Information. Golden acknowledges that Futech's Confidential Information is unique and valuable and was developed or otherwise acquired by Futech at great expense, and that any unauthorized disclosure or use of Futech's Confidential Information may cause Futech irreparable injury loss for which damages would be an inadequate remedy. Golden agrees to hold such Confidential Information in strictest confidence, to use all efforts reasonable under the circumstances to maintain the secrecy thereof, and not to make use thereof other than in accordance with this Agreement, and not to make use of or to release or disclose Confidential Information to any third party without Futech's prior written consent.

                  15.2 Golden's Confidential Information. Futech acknowledges that various information regarding the business plans and product concepts of Golden may comprise Confidential Information. Futech agrees to hold Golden's confidential information (defined consistently with Section 1.3 above) in strictest confidence, not to make use thereof other than in accordance with this Agreement, to use all efforts reasonable under the circumstances to maintain the secrecy thereof, and not to make use of or to release or disclose Golden's confidential information to any third party without Golden's prior written consent. Golden hereby acknowledges and consents to Futech's disclosure of Golden's confidential information to Futech's consultant, Newtech Consulting, Inc., an Arizona Corporation.

                  15.3 Injunctive Relief. The parties acknowledge that any violation of this Section 15 shall constitute a material breach of this Agreement resulting in irreparable injury to the non-breaching party, and agree that, in addition to any and all other rights available to the non-breaching party by law or by this Agreement, the non-breaching party shall have the right to seek to have an injunction entered against the breaching party to enjoin any further violations of this Agreement.

         16. WARRANTIES. Except as otherwise set forth on Exhibit "A" attached hereto:

                  16.1 Ownership of Rights. Futech is the owner of all right, title and interest in and to the currently existing Futech Intellectual Property and currently existing Futech Marks, free and clear of any and all liabilities, obligations, licenses, liens or assignments, whether written, oral or implied in fact or law, and no use by Golden of the Futech Intellectual Property as provided for in this Agreement will infringe upon or violate the rights of any third party.

                  16.2 Validity of Rights. No holding, decision or judgment is pending or threatened and none has been rendered by any governmental authority which would limit, cancel or question the validity of any of the currently existing Futech Intellectual Property or currently existing Futech Marks. Futech is not aware of any information that would affect the validity of any of the currently existing Futech Intellectual Property or current existing Futech Marks.

                  16.3 No Inconsistent Licenses. There are no outstanding licenses or other agreements that relate to or restrict the use of the currently existing Futech Intellectual Property or currently existing Futech Marks which are inconsistent with the licenses granted in this Agreement.

                  16.4 Notices of Claims. Futech has no knowledge of and has received no notice of any adversely held patent, patent right, trademark, service mark, trade name, trade secret, copyright, franchise or other proprietary right of any other person or notice of any claim of any other person, nor has Futech made a claim against any person, relating to any of the current existing Futech Intellectual Property, current existing Futech Marks, or any process or Confidential Information of Futech, and Futech has no knowledge of any basis for any such charge or claim.

         17.      INDEMNITIES.

                  17.1 Mutual. The parties hereto shall each indemnify and hold the other harmless from and against any and all claims, liabilities, loss, expense (including reasonable attorneys' fees) or damages arising out of any breach of this Agreement, including without limitation any representation, warranty, covenant or agreement of such party set forth in this Agreement, provided that the indemnified party shall, with reasonable promptness, notify the indemnifying party of any such claim, demand, or suit and shall fully cooperate in the defense thereof.

                  17.2 By Golden. Golden shall defend, indemnify and hold Futech, and its Subsidiaries, and associated and affiliated companies, harmless from and against any liabilities (including reasonable attorneys' fees and costs) of any kind or nature whatsoever which may be sustained or suffered by
Futech: (i) in connection with the Licensed Products or the packaging, distribution, promotion, sale or exploitation of the Licensed Products, including but not limited to any actual or alleged defect in the Licensed Products, or their packaging, whether latent or patent, including failure of said Licensed Products or their packaging, distribution, promotion, sale or exploitation to meet any federal, state or local laws or standards; (ii) based upon or arising out of any actual or alleged unauthorized use by Golden or its Subsidiaries of any patent, trade secret, process, idea, method or device, or any copyright or trademark; or (iii) any other actual or alleged unauthorized action of Golden. The foregoing indemnification shall not however apply to any such liability arising out of, relating to or caused by the Futech Technology and/or the Futech Intellectual

Property, to and only to the extent so related or caused (this provision shall not limit Golden's indemnification for liability for products defectively manufactured by or for Golden, unless the liability results from defects inherent in the Futech Technology and the defective product was manufactured substantially in accordance with Futech instructions).

                  17.3 By Futech. Futech shall defend, indemnify and hold Golden, and its Subsidiaries harmless from and against any liabilities (including reasonable attorneys' fees and costs) of any kind or nature whatsoever which may be sustained or suffered by Golden arising out of, relating to or caused by the Futech Technology and/or the Futech Intellectual Property, to and only to the extent so related or caused (this indemnification shall not apply to liability for products defectively manufactured by or for Golden, unless the liability results from defects inherent in the Futech Technology and the defective product was manufactured substantially in accordance with Futech instructions).

                  17.4 General Terms. The indemnifying party shall have the right to designate counsel to defend against such claims and suits; however, at the indemnified party's option, the indemnified party shall have the right to participate in the defense with its own counsel at its own expense. In no event shall any such claims or suits affecting the rights of a party be settled without the prior written consent of that party.

         18. TERM. This Agreement shall be effective as of August 14, 1996, and shall continue thereafter until August 13, 2001, unless sooner terminated as provided for in this Agreement. In addition to said term, Golden shall have one
(1) option (the "Option") to extend the term of this Agreement for a period of one additional five year period (to the extent this Agreement is so extended, the new term is sometimes hereinafter referred to as the "Extended Term"). The Option is granted upon the following terms and conditions:

                  (a) Golden shall exercise the Option by delivering written notice to Futech of such exercise not later than May 13, 2001;

                  (b) Golden shall not be in default under this Agreement on the date the Option is exercised, or on the commencement date of the Extended Term;

                  (c) At the time the Option is exercised, Golden shall pay an advance and guarantee in the amount of $2,000,000, payable in cash equivalent. Royalties payable by Golden to Futech hereunder for Net Sales made during the Extended Term shall be first applied against said advance and guarantee, until the advance and guarantee is used in its entirety. In no event shall the advance and guarantee be repayable by Futech to Golden, except against future Royalties as described in the preceding sentence.

                  (d) All terms and conditions of this Agreement shall remain in full force and effect, and apply to the Extended Term, including but not limited to Golden's obligation to pay Futech Royalties under Section 9 above.

         19.      DEFAULT AND TERMINATION.

                  19.1 Termination For Default. Either party shall have the right to terminate this Agreement upon thirty (30) days' written notice to the other party, if such other party fails to comply in any material respect with any term or condition of this Agreement and such failure to comply is not corrected within the foregoing thirty (30) day notice period.

                  19.2 Termination For Golden's Bankruptcy. Futech shall have the right to terminate this Agreement in the event Golden becomes bankrupt or insolvent, suffers a receiver to be appointed, or makes an assignment for the benefit of creditors.

                  19.3 Golden's Rights Cease at Termination. Upon termination of this Agreement for any reason or cause, Golden's rights hereunder shall terminate immediately and Golden shall immediately cease all use of Futech Technology and Futech Marks and all marketing, distribution and sale of Licensed Products; provided, however, that Golden shall be entitled, for and only for a period of one hundred twenty (120) days, to complete, market, distribute and sell all work-in-progress inventory, and market, distribute and sell all completed inventory, existing on the date of termination (this Agreement shall continue to apply to such inventory, including Golden's obligation to pay Royalties on all such sales).

                  Within thirty (30) days after the expiration or termination of this Agreement, Golden shall issue a statement executed by an authorized representative of Golden certifying the number and description of the Licensed Products in inventory or in process.

                  19.4 Rights Which Survive Termination. The termination or expiration of this Agreement shall not release any party of any obligation to pay monies or perform any other obligation that became due or owing or arose out of any transaction prior to the date of said termination or expiration, including but not limited to an obligation to pay Royalties. Also, Sections 5 (ownership), 7.1 (technology fee), 9 (Royalties), 10 (records), 11 (insurance),
12.4 (customer complaints), 14.2 (approval for product markings), 15 (confidentiality), 16 (Futech's representations and warranties), 17 (indemnities), and 19.5 (return of artwork) hereof shall survive termination (for any reason) and expiration of this Agreement.

                  19.5 Return to Futech of Artwork, etc. Within thirty (30) days after termination or expiration of this Agreement, Golden shall deliver to Futech any and all original artwork relating to the Futech Marks, and all technical information, materials, samples, formulas, drawings, and know-how in tangible form furnished by or for Futech.

         20. EXPORT. Regardless of any disclosure by Golden to Futech of the ultimate destination of any Licensed Product, Golden shall not knowingly use or transport any Futech Technology or Futech Mark, directly or indirectly, in a manner contrary to U.S. Export Administration Regulations.

         21. FORCE MAJEURE. If the performance of this Agreement, or any obligation under this Agreement, is prevented, restricted or interfered with by reason of fire, flood, earthquake, explosion or other casualty or accident, strikes or labor disputes, inability to procure or obtain delivery of parts, supplies or power, war or other violence, any law, order, proclamation, regulation, ordinance, demand or requirement of any governmental agency, or any other act or condition whatsoever beyond the reasonable control of the affected party, the party so affected, upon giving prompt notice to the other party, shall be excused from such performance to the extent of such prevention, restriction or interference; provided, however, that the party so affected shall take all reasonable steps to avoid or remove such cause of nonperformance and shall resume performance under this Agreement with dispatch whenever such causes are removed.

                  If a party was required to meet a scheduled date of performance of an obligation during such period of nonperformance, then the date for performance shall be extended by a period equal to the period of nonperformance.

         22. ASSIGNMENT. Neither party may assign or otherwise transfer this Agreement, or any rights under it, without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that Futech and/or Golden shall be entitled to assign its rights, or any portion thereof, under this Agreement without the consent of the other party, so long as such assignment is to a Subsidiary of Futech or Golden, as applicable. Any attempted assignment in violation of this Section shall be null and void. All terms and conditions of this Agreement shall be binding upon and shall inure to the benefit of the parties to this Agreement and their respective permitted successors and assigns.

         23. CHOICE OF LAW. This Agreement is made under, and shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflicts of law.

         24. RELATIONSHIP OF THE PARTIES. The relationship between the parties hereto is that of licensor and licensee, and this Agreement is not to be construed as creating a partnership, joint venture, master-servant, principal-agent, or other relationship for any purpose whatsoever. Except as may be expressly provided herein, neither party may be held for the acts of omission or commission of the other party, and neither party is authorized to or has the power to obligate or bind the other party by contract, agreement, warranty, representation or otherwise in any manner whatsoever.

         25.      GENERAL.

                  25.1 Entire Agreement. Except as otherwise set forth in this Agreement or in that certain "Agreement" dated the same date as this Agreement and entered into by Futech and Golden, this Agreement (including the Exhibits attached hereto) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings, proposals, representations, negotiations and communications, oral or written, if any, with respect thereto. No variation from these provisions shall be binding unless in writing and signed by both parties. There are no oral promises, conditions, representations, understandings, interpretations, or terms of any kind as conditions or inducements to the execution hereof, or in affect between the parties, except as may otherwise be expressly provided herein or in the Agreement referred to in the first sentence of this Section 25.1.

                  The parties do not intend to confer any benefit hereunder to any person, firm, or corporation other than the parties hereto. No representation, warranty, or agreement herein may be relied upon by any person not a party to this Agreement.

                  The parties agree that this Agreement relates only to the technology and products specifically identified herein, and does not apply to or create any obligations of Futech, or rights of Golden, with respect to any other technology or products.

                  25.2 Sales Tax. Golden shall be responsible for, and shall pay, all sales, value added and similar taxes, if any, which may be imposed on any sales of the Licensed Products, as well as any other tax based upon Golden's use, sale, or possession of the Futech Technology, Futech Marks, and the Licensed Products.

                  25.3 Partial Validity. In the event any provision of this Agreement or the application of any provision shall be held by a tribunal of competent jurisdiction to be contrary to law, then the remaining provisions of this Agreement shall be unimpaired, and the illegal, invalid or unenforceable provision shall be replaced by a provision, which, being legal, valid and enforceable, comes closest to the intent of the parties underlying the illegal, invalid or unenforceable provision.

                  25.4 Notices. All notices required or permitted under this Agreement shall be in writing and shall be deemed to have been given upon personal delivery or upon deposit in the U.S. mail, first-class, postage prepaid. The addresses of the parties (until written notice of change shall have been given) shall be as follows:

                            Futech: Futech Educational Products, Inc. 2999 North 44th Street, Suite 225 Phoenix, Arizona 85018
                                        Attn: Vincent Goett, CEO

                            Golden: Golden Books Family Entertainment, Inc. 888 Seventh Avenue
                                        New York, New York 10106-4100
                                        Attn: Philip Galanes

                  25.5 No Waiver. None of the provisions hereof shall be deemed to be waived or modified, nor shall they be renewed, extended, altered, changed or modified in any respect, except by an express agreement in writing duly executed by the party against whom enforcement of such waiver, modification, etc. is sought. The failure of either party hereto to object to the failure on the part of the other party to perform any of the terms, provisions or conditions hereof, or to exercise any option herein given, or to require performance on the part of the other party of any term, provision or condition hereof, or any delay in doing so, or any custom or practice of the parties at variance therewith, shall not constitute a waiver or modification of this Agreement or any provision hereof, or of any subsequent breach or default of the same or a different nature, nor affect the validity of any part hereof, nor the right of either party thereafter to enforce the same, nor constitute a novation.

                  25.6. Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

                  25.7. Counterparts. This Agreement may be executed by the parties in one or more counterparts, and any number of counterparts signed in the aggregate by the parties shall constitute a single instrument.

                  25.8 Other. All rights and remedies conferred under this Agreement or by any other instrument or by law shall be cumulative, and may be exercised singularly or concurrently.
         DATED as of the date first hereinabove written.

                    FUTECH: Futech Educational Products, Inc., an Arizona corporation

                                By /s/ Vincent W. Goett
                                   ------------------------------------------
                                   Vincent W. Goett, CEO

                    GOLDEN: Golden Books Family Entertainment, Inc., a Delaware corporation

                                By /s/ Philip Galanes
                                   ------------------------------------------
                                  Its General Counsel
                                      ---------------------------------------

List of Exhibits
Existing Futech Intellectual Property and Existing Futech Marks          "A"

                                  EXHIBIT "A"

                                Existing Patents


Patent Number       Serial Number              Country             Filing Date         Grant Date

       57656            78210811                  Taiwan            August 21, 1989    September 1, 1990
   5,167,508           07/685,278                  USA              April 15, 1991      December 1, 1992
     664,701            17841/92                Australia           April 14, 1992       March 19, 1996
                       2,108,554                  Canada            April 14, 1992
                     EP 92911059.1                 EPO              April 14, 1992
                        4-510057                  Japan             April 14, 1992
                         18887                 South Korea          April 14, 1992
                                           (Republic of Korea)      April 14, 1992
      178299             925737                   Mexico            April 14, 1992        June 7, 1995
                     PCT/US92/03056                PCT              April 14, 1992
                    Not yet received        Russian Federation      April 14, 1992
                      92 1 11051.0                China             April 14, 1992
                       886/Del/92                 India             April 14, 1992
   5,417,575           08/137,063                  USA              April 14, 1992        May 23, 1995
                    Not yet assigned            Kazakhstan         Not yet confirmed
   5,484,292           07/980,649                  USA             November 24, 1992    January 16, 1996
                     PCT/US93/10705                PCT             November 11, 1993
                       08/195,755                  USA             February 11, 1994
                       93120335.X                 China            November 24, 1993
                      1253/Del/93                 India            November 9, 1993
                       55940/94          Australia          November 4, 1993


                      DEMAND, ACKNOWLEDGMENT AND AGREEMENT

         THIS AGREEMENT is made as of and effective the 2nd day of January, 1998, by and between Futech Educational Products, Inc., an Arizona corporation ("Futech") and Golden Books Family Entertainment, Inc., a Delaware corporation ("Golden").

         1. Futech hereby makes demand of Golden for return of Futech's equipment, in accordance with Section 4 of that certain Agreement, by and between Futech and Golden, dated August 14, 1996 (the "1996 Agreement"). Golden acknowledges such demand and agrees that said equipment shall be available for Futech at Golden's facilities on or before February 10, 1998. The equipment shall be in the condition as required by the 1996 Agreement.

         2. Futech and Golden acknowledge and agree that the technology fee identified in Section 7.1 of the License Agreement ("License Agreement") attached as an Exhibit to the 1996 Agreement is fully earned by Futech effective January 2, 1998.

         3. Futech and Golden have jointly been handling a litigation matter filed by Publications International. Golden shall obtain from Darby and Darby a detailed summary of the status and history of the litigation, and provide the same, and complete copies of all invoices of Darby and Darby relating to said case, to Futech by January 20, 1998 (copies of invoices received by Golden after January 20, 1998 shall be provided to Futech within ten days after receipt). Futech shall pay the approximately $11,000.00 bill recently issued by Squire, Sanders and Dempsey. Golden shall pay all other legal fees and costs associated with said case relating to time periods prior to January 2, 1998, and all fees and costs of Darby and Darby regardless of when incurred. Effective January 2, 1998, Futech shall take full control of and responsibility for said case, and pay all fees and costs associated therewith accruing after said date (other than Darby and Darby fees and costs). The parties acknowledge that the fees and cost of the Publications International litigation were part of the losses identified in Section 5 of the 1996 Agreement.

         4. Golden's obligation to provide free samples of products as set out in Section 10(d) of the License Agreement shall apply only after January 1, 1998. One hundred (100) free samples of each product available for sale prior to said date shall be delivered to Futech, to the extent not already so delivered, by January 30, 1998.

         5. Except as otherwise set forth in this Agreement, the 1996 Agreement and its Exhibits constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings, if any, with respect thereto. There are no oral promises, conditions, representations, understandings, interpretations, or terms of any kind as conditions or inducements to the execution hereof, or in effect between the parties, except as may otherwise be expressly provided herein.

         The parties do not intend to confer any benefit hereunder to any person, firm, or corporation other than the parties hereto. No representation, warranty, or agreement herein may be relied upon by any person not a party to this Agreement.

         The parties expressly acknowledge and agree that there are no obligations of any type or nature whatsoever, existing as of the date of this Agreement, after the execution of this Agreement, other than the obligations expressly set out in this Agreement and in the 1996 Agreement and its Exhibits. The foregoing sentence applies to and includes any obligation of any nature whatsoever, not just obligations relating to the subject matter of this Agreement.

         This Agreement may be executed by the parties in one or more counterparts, and any number of

Patent Number       Serial Number       Country             Filing Date         Grant Date

                       2,150,013              Canada         November 4, 1993
                    Not yet assigned           EPO           November 4, 1993
                         952545              Finland         November 4, 1993
                        6-513158              Japan          November 4, 1993
                      702092/1995             Korea          November 4, 1993
                         258342            New Zealand       November 4, 1993
                         952042               Norway         November 4, 1993
                        95118875        Russian Federation   November 4, 1993
10815                    10815              Sri Lanka        November 4, 1993    February 23, 1996
                                               PCT           November 5, 1996
                                              India          November 6, 1996
                       08/474,707              USA           November 4, 1993
                       08/554,734              USA           November 7, 1995


                      Registered Trademarks and Copyrights
Type                Registration        Serial Number       Country/       Filing Date         Grant Date
                    Number                                  State

Trademark           1,923,092           74/431,014          USA            August 30, 1993     September 26, 1995
Trademark                               7-80127             Japan          August 2, 1995
Trademark           028881                                  Arizona                            October 5, 1990
Trademark                               not yet                            November 15, 1996
                                        received
Trademark                               not yet                            November 15, 1996
                                        received

Type                Registration        Serial Number       Country/       Filing Date         Grant Date
                    Number                                  State

Trademark                               not yet                            November 15, 1996
                                        received
Tradename           103552                                  Arizona                            June 14, 1991
Tradename           096432                                  Arizona                            July 12, 1990
Tradename           096284                                  Arizona                            July 5, 1990
Tradename           103550                                  Arizona                            June 14, 1991
Tradename           096434                                  Arizona                            July 12, 1990
Tradename           103551                                  Arizona                            June 14, 1991
Tradename           093474                                  Arizona                            March 8, 1990
Tradename           096433                                  Arizona                            July 12, 1990
Copyright           VAu 241-157                             USA                                November 9, 1992
Copyright           VAu 244-017                             USA                                January 7, 1993

counterparts signed in the aggregate by the parties shall constitute a single instrument.

     DATED the date first hereinabove written.

FUTECH:                                 Futech Educational Products, Inc.,
                                        an Arizona corporation

                                        By /s/ Vincent W. Goett
                                        --------------------------------------
                                        Vincent W. Goett

GOLDEN: Golden Books Family Entertainment, Inc., a Delaware corporation

                                        By /s/ Philip Galanes
                                        --------------------------------------
                                        Its General Counsel
                                        --------------------------------------

                                PROMISSORY NOTE

$1,000,000.00                                             As of August 14, 1996
                                                               Phoenix, Arizona

         THIS NOTE is made as of the date stated above by Futech Educational Products, Inc., an Arizona corporation ("Maker") to the order of Golden Books Family Entertainment, Inc., a Delaware corporation ("Payee").

         1. PAYMENT. For value received, Maker promises to pay to Payee or Payee's order, without offset (other than offsets for non-payment of royalties under that certain License Agreement, dated August 14, 1996, between Maker and Payee), the principal sum of One Million Dollars ($1,000,000.00), together with interest calculated at prime rate (as announced in the Wall Street Journal) plus 1%, as hereinafter set forth; provided, however, that the outstanding balance shall be interest free, and no interest shall in any event accrue, until January 1, 1998. Principal and interest are payable in lawful money of the United States of America at 889 Seventh Avenue, New York, New York 10106-4100, or at such other address as the holder hereof may from time to time designate in writing, in full on or before June 1, 1999, and on June 1, 1999 the outstanding principal amount of this Note, together with all accrued and unpaid interest, shall be paid in full. All payments made hereunder shall be applied to interest and principal in that order.

         2. PREPAYMENT. Maker has the privilege, at any time, to prepay the whole or any part of the unpaid balance hereof without penalty or forfeiture.

         3. INTEREST. All interest payable pursuant to this Note shall be computed on the basis of a 365-day year. In no event shall the aggregate of the interest herein provided to be paid over the contractual term of the loan exceed the highest rate to which a borrower and lender may agree in writing under applicable laws.

         4. DEFAULT. If any one or more of the following events (each, an "Event of Default" and collectively, called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) default shall be made in the payment of the principal of this note when and as the same shall become due and payable, whether pursuant to the terms hereof or at a date fixed for prepayment or by acceleration or otherwise; or

         (b) Maker shall (i) be unable to pay its debts generally as they become due; (ii) file a petition to take advantage of any insolvency act; (iii) make an assignment for the benefit of its creditors; (iv) commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of a whole or any substantial part of its property; (v) file a petition or answer seeking reorganization or arrangement or similar relief under the Federal Bankruptcy Code or any other applicable law or statute of the United States of America or any state; or

     (vi) by appropriate proceedings of the board of directors of Maker, authorize the filing of any such petition, making such assignment or commencement of such a proceeding; or

         (c) a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of Maker or of the whole or any substantial part of its properties, or approve a petition filed against Maker seeking reorganization or arrangement or similar relief under the Federal Bankruptcy Code or any other applicable law or statute of the United States of America or any state; or if, under the provision of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of Maker or of the whole or any substantial part of its properties; or if there is commenced against Maker any proceeding for any of the foregoing relief and such proceeding or petition remains undismissed for a period of sixty (60) days; or if Maker by any act indicates its consent to or approval of any such proceeding or petition;

then, and in any such event and at any time thereafter, if such or any other Event of Default shall then be continuing, the Payee shall have the right, without presentment, demand or notice of any kind, to accelerate this Note and to declare the entire unpaid balance hereof and the obligations evidenced hereby immediately due and payable and to seek and obtain payment of this Note.

         5. WAIVER; CONSENT. Maker and each endorser, guarantor or other party that may be liable under this Note hereby severally waive diligence, demand, presentment for payment, notice of dishonor, acceleration, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note. No delay by the holder in exercising any rights hereunder shall operate as a waiver thereof. "The non-exercise or partial exercise by the holder of any rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance or preclude other or further exercise thereof.

         6. SEVERABILITY. If any provision of this Note or any application of such provision shall be declared by a court of competent jurisdiction to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other application of such provision nor the balance of the provisions hereof which shall, to the fullest extent possible, remain in full force and effect, and such court shall reform such unenforceable provision so as to give maximum permissible effect to the intentions of the parties as expressed therein.

         7. SECURITY. As security for Maker's performance under this Note, Maker hereby grants Payee a security interest in the assets identified on Exhibit "A" attached hereto and hereby made a part hereof. In the event of default by Maker hereunder, Payee shall have all rights with respect to such collateral as are available to a secured party under applicable laws, as the same may from time to time be changed.

         8. MISCELLANEOUS. The provisions of this Note shall be binding upon Maker and Maker's successors and assigns, and shall inure to the benefit of Payee and Payee's successors and assigns. This Note shall be governed by and construed and enforced in accordance with the laws of the State of Arizona. This Note shall be construed according to its fair meaning and neither for nor against the

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
drafting party. Time is of the essence of this Note and each and every term and provision hereof.

         DATED the date first hereinabove written.

                                        Futech Educational Products, Inc.,
                                        an Arizona corporation

                                        By /s/ Vincent W. Goett
                                           ------------------------------------
                                            Vincent W. Goett

List of Exhibits:

Equipment List                          "A"

         GUARANTY: The faithful and timely performance by the Maker under the above-described Note is hereby unconditionally guaranteed by the undersigned. This is a guarantee of performance and not of collection. The undersigned further agrees that any action may be bought and prosecuted by the Payee against the undersigned guarantor whether or not any action is brought against the maker, and whether or not the Maker or any other parties are joined in such action. The undersigned guarantor specifically agrees to be liable to Payee for the obligations of Maker as set out above, even if Payee or any successor-in-interest releases any or all rights of any sort against the Maker. The undersigned guarantor hereby consents to any such release, which release shall be without effect on the undersigned guarantor's liability for said obligations. The undersigned guarantor waives any right to require Payee to proceed against Maker or pursue any other remedy in Payee's power. The undersigned guarantor waives any defense arising by reason of any disability or other defense of Maker by reason of the cessation from any cause whatsoever (other than performance in full) of the liability of Maker under the above-described Note. This guaranty is made for performance without offset, other than offsets for non-payment of royalties under that certain License Agreement, dated August 14, 1996, between Maker and Payee. The undersigned guarantor shall have forty-five (45) days after notice of default is given to the undersigned guarantor in which to perform Maker's obligations under the Note.

         No delay, failure, forbearance or omission by Payee in exercising any right or remedy hereunder or otherwise guaranteed by law or another agreement shall effect or release the liability of the undersigned or operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. All rights and remedies of Payee hereunder are cumulative. No modification or amendment of any provision of this guaranty shall be effective unless in writing and subscribed by a duly authorized officer of Payee. This guaranty inures to and shall be enforceable by payee and Payee's successors and assigns, and shall bind the successors and assigns of the undersigned.

         This guaranty shall be governed by and construed and enforced in accordance with the laws of the State of Arizona.

DATED the date first hereinabove written:

/s/ Vincent W. Goett
----------------------------------
 Vincent W. Goett
                                        4